UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end:         March 31, 2023

Date of reporting period:      March 31, 2023

Item 1:    Reports to Stockholders

Annual Report
March 31, 2023
U.S. Government Securities Fund
Quality Income Fund
Tax-Free Income Fund
Minnesota Tax-Free Income Fund
Sit Mutual Funds

Sit Mutual Funds
BOND FUNDS ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 5, 2023

Dear fellow shareholders:

The 12-month period ended March 31, 2023 was challenging for bond investors, characterized by extraordinary volatility in interest rates and returns. It has been a time of epic swings in the bond markets in response to draconian measures by the Federal Reserve, rapid shifts in market outlook with new releases of economic data, and a major banking crisis. The first half of the period was marked by bond market turmoil that investors had not experienced in a generation. The good news is that a significant rebound gained traction in bond markets during the second half of this period. As we now believe that the Federal Reserve is very close to the termination of its aggressive tightening campaign, we are hopeful for smoother sailing in 2023.

A Remarkable Divergence in Performance

It was little more than a year ago, on March 17, 2022, that the Federal Open Market Committee began a historic campaign of hikes in its federal funds rate, from an all-time low range of 0.00% to 0.25%. The Fed acknowledged that it had erred in assuming that surging inflation was a transitory phenomenon for 2021, during the post-Covid-19 re-opening phase. It then began to pump the brakes hard and fast, to attempt to contain the largest spikes in domestic price indices since the early 1980s. The heavy-handed response included the most aggressive hiking campaign in over forty years, raising the Fed Funds rate by +4.75% over thirteen months to a target range of 4.75% to 5.00%. The Federal Reserve also moved to cut back its massive balance sheet holdings of Treasury bonds and mortgage-backed securities, and sharply constricted growth in aggregate money supply.

By mid-year, the “shock and awe” unleashed by the Federal Reserve caused 2022 to be the worst year in bond market history. The large hikes in the federal funds rate, and prospects for unrelenting increases, caused the yield for the 2-year maturity Treasury bond to almost double over the 6-month period ended September 30, 2022 - rising by 194 basis points to 4.28%. The yield for the 30-year maturity Treasury bond increased by 133 basis points to 3.78% over this time. In marked contrast, over the following six months ended March 31, 2023, the 2-year Treasury bond yield fell by 25 basis points to 4.03% and the 30-year Treasury bond yield declined by 13 basis points to 3.65%.

Most of the damage in the bond market occurred during the first part of the period, with the nadir early in the fourth quarter of 2022. As measured by the Bloomberg Aggregate Bond Index, the broad bond market returned -9.22% for the semi-annual period ended September 30th, 2022. The tide reversed in the 6-month period ended March 31, 2023, as the Aggregate Bond Index returned +4.89%. For the entire twelve months, the Aggregate Bond Index return was -4.78%. The Bloomberg Municipal Bond Index particularly exemplifies the remarkable dichotomy between the two halves of this period, with a -6.30% return for the 6-month period ended September 30, 2022 and +7.00% for the 6-month period ended March 31, 2023. The return for the Municipal Bond Index for the entire twelve months was +0.26%.

Major Challenges to Address in 2023

Given the speed and magnitude of the increase in interest rates, it is inevitable that signs of distress would become increasingly evident; the collapse of three regional banks in 1Q23 are early signs of collateral damage. Despite the rather idiosyncratic causes of their collapse (they were outliers with regard to the extent of uninsured deposits and the concentration of depositors in tech industries), their failures exposed banking sector weaknesses attributable to the Fed’s aggressive tightening, such as underwater loans and unrealized securities losses. Inattentive regulatory oversight of interest rate risk is also evident. Commercial real estate (CRE) is a potential risk, as an estimated $2.5 trillion of $4.5 trillion in total outstanding debt is due over the next five years. If poor-performing properties cannot refinance their debt in today’s higher rate environment, foreclosures or forced asset sales at depressed levels will force banks and other debt holders to take significant losses. This risk is especially acute in the office real estate market, where work-from-home trends have markedly reduced property demand. U.S. commercial banks hold roughly $2.9 trillion in CRE loans, 24% of total loans outstanding.

An abundance of unresolved questions raises the probability for continued volatility in 2023. Foremost will be the viability of the Fed’s strategy for lowering inflation. How rigidly will the Fed persist in strict adherence to its 2% long-term goal, especially now that concerns over the financial stability of the banking system have altered the balance? The Federal Reserve’s solution to a supply-demand mismatch in the economy is to reduce demand through slowing economic activity with high rates. Yet, inflation may be more resistant to this old-fashioned medicine in a new era of de-globalization, labor shortages, and energy transition. A political resolution of the current debt ceiling impasse must also materialize, or bond market dislocations might ensue if the stand-off is protracted.

The short end of the yield curve has shifted up as the Fed has signaled that it is not quite finished with rate hikes and intends to keep rates elevated through 2023. At the same time, fears that the Fed may push the economy into a meaningful recession have arrested a similar rise in long-term rates. Thus, the 2-year Treasury is 59 basis points higher than the 10-year Treasury as of March 31, 2023. This inversion of the yield curve is the steepest since the early 1980s. There is likely to be a reckoning soon between what the bond market yield curve is saying and the Federal Reserve policy position on interest rate policy and economic forecasts.

2	SIT MUTUAL FUNDS ANNUAL REPORT

Taxable Fixed Income Strategy

The uncertainty surrounding the health of banks has generated volatility in fixed-income markets, particularly within the corporate bond market. Solving the still smoldering banking crisis is necessary to reduce volatility and credit spreads. We believe an increase in bank spreads is likely until the banking crisis passes, as we believe it will. Accordingly, we have raised credit quality, extended duration, and reduced exposure to financials. Yet, we believe there will be a great opportunity in corporate bonds, particularly within the financial sector, once investors regain confidence in the banking industry.

Furthermore, with the expected cooling of the economy and inflation, we expect the Fed to pivot in mid-2023 and potentially cut rates by year-end. In this scenario, Treasury yields will decline, and the yield curve should begin to normalize back to its more traditional upward-sloping shape. Consequently, we expect to maintain portfolio durations longer than benchmarks to benefit from the likely bond market rally. We also expect higher portfolio yields than we have seen in years to add nicely to fixed-income investor returns.

Another area where we see opportunity is in agency guaranteed mortgage-backed securities (MBS). The Fed program of balance sheet contraction has negatively impacted spreads in this market, as the largest buyer (the Fed) of these securities since the beginning of the pandemic has exited the market. The resulting higher yields and wider credit spreads for these securities have increased their relative attractiveness.

Municipal Fixed Income Strategy

In the municipal bond market, volatility may remain heightened over the near term as the Federal Reserve reaches the much-anticipated culmination of its tightening cycle. In addition, a potential recession in 2023 could increase municipal bond prices, as the outlook for lower interest rates would gain added credibility. In any event, the behavior of the Treasuries will continue to influence the municipal market greatly. Our continued focus on high current income generation and relative value opportunities in specialized sectors should position us well in this market environment.

Regional bank failures have also had no direct impact on municipal bond credit. In fact, state and local governments are well positioned for a mild or moderate recession, with reserve funds at all-time highs. However, outperformance of tax-exempt municipals has left them now appearing somewhat expensive versus taxable bonds. After record outflows in 2022, municipal bond mutual funds had a neutral balance of flows in the first quarter of 2023. A trend of sharply reduced issuance became pronounced in the latter part of 2022, as higher interest rates began to curtail issuer refunding opportunities and raise borrowing costs. As a result, we expect below-average supply to be the norm through 2023. However, low issuance should offer fundamental support for municipal bond valuations.

In conclusion, investors should maintain a diversified portfolio of stocks and bonds underpinned by strong fundamentals to help manage risk in this challenging market. We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President Sit Mutual Funds

MARCH 31, 2023	3

Sit U.S. Government Securities Fund - Class S and Class Y

OBJECTIVE & STRATEGY

The objective of the Sit U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities. Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC).

Fund Performance

The Sit U.S. Government Securities Fund (Class S) provided a return of -1.89% during the 12-month period ended March 31, 2023, compared to the return of the Bloomberg Intermediate Government Bond Index of -1.52%. The Fund’s 30-day SEC yield was 3.92% and its 12-month distribution rate was 2.62%.

Factors that Influenced the Fund’s Performance

During the 12-month period, the Fund benefited from the consistent relatively high level of income provided by its holdings in higher coupon government agency mortgages. Yields on U.S. Treasury securities were higher across all maturities. The Fund reduces interest rate risk by using options on Treasury securities. The use of options was effective in providing stability to the Fund’s net asset value and was able to partially offset the negative price performance as it relates to the increase in U.S. Treasury yields. In addition, the Fund continued to experience relatively stable prepayment rates as the mortgage holdings are generally well-seasoned and have been through many refinancing cycles. The Fund’s opportunistic holdings in Treasury Inflation Protected Securities benefited performance as the economy experienced higher than expected inflation metrics. Additionally, the Fund’s holdings in government-sponsored enterprises outperformed due to yields increasing at a slower rate than comparable benchmark securities. The Fund’s longer collateralized mortgage obligations detracted from performance as the duration of these securities is longer than the benchmark as yields rose.

Outlook and Positioning

Inflation was at the forefront during the last 12 months. Supply chain disruptions caused inflation to surge, exacerbated by the ongoing war in Ukraine and China’s lockdowns and zero tolerance Covid-19 policies. The market received much needed relief when China announced the end of zero tolerance policies in December 2022. The ‘transitory’ inflation that the Federal Reserve saw at the beginning of the period was drastically underestimated. To combat the issue, the Federal Reserve embarked on the fastest interest rate hiking cycle in its history which saw the Fed Funds upper bound target rate increase from 0.50% to 5.00% to end the period. While inflation has eased in the latter part of the year, it continues to be one of the most scrutinized metrics and driving forces in the market. The interest rate hiking cycle was not without cost. The state of the U.S. banking system was questioned as some banks accumulated significant amounts of unrealized losses on their assets due to higher levels of interest rates. The Federal Reserve now must walk a tightrope between increasing short-term interest rates and the banking system’s stability. At this point, the Federal Reserve is sticking to the narrative that the overall banking system is ‘sound and resilient’

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Intermediate Government Bond Index is a sub-index of the Bloomberg Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

paving the way for future interest rate increases. The Fed will undoubtedly win its war on inflation, but the costs to the banking system and economic activity will be a very precarious situation. Investors now must grapple with how long and severe a likely recession will be. Mortgage rates continue to dampen housing affordability. Mortgage rates peaked above 7% and are still more than 6%. Prepayments across all coupons have slowed and we expect decreased housing turnover and refinancing to grind to a halt.

We expect the Fed will overshoot and potentially be forced to cut short-term interest rates sooner than they anticipate. The Fund’s focus on seasoned, high coupon agency mortgage securities provides a high level of income with relatively stable prices. This high level of income and stability of principal has been a fundamental focus of the Fund since its inception.

Bryce A. Doty, CFA	Mark H. Book, CFA
Senior Portfolio Manager	Portfolio Manager

Information on this page is unaudited.

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2023

	Sit U.S. Government
	Securities Fund
	Class S	Class Y	Bloomberg Intermediate Gov’t. Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]

One Year	-1.89%	-1.67%	-1.52%	-5.88%
Five Year	0.95	n/a	1.06	0.35
Ten Year	0.83	n/a	0.90	0.77
Since Inception-Class S (6/2/87)	4.64	n/a	4.79	4.59
Since Inception-Class Y (1/1/20)	n/a	0.08	-0.60	-1.90

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Intermediate Government Bond Index is a sub-index of the Bloomberg Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Collateralized Mortgage Obligations	67.1%

Government National Mortgage Association	14.1

Federal National Mortgage Association	11.2

Federal Home Loan Mortgage Corporation	3.2

U.S. Treasury / Federal Agency Securities	1.8

Asset-Backed Securities	1.0

Small Business Administration	0.5

Other Net Assets	1.1

Based on net assets as of March 31, 2023.

PORTFOLIO SUMMARY

Class S:
Net Asset Value 3/31/23:	$10.35 Per Share
Net Asset Value 3/31/22:	$10.83 Per Share
Net Assets:	$ 266.1 Million
Class Y:
Net Asset Value 3/31/23:	$10.35 Per Share
Net Asset Value 3/31/22:	$10.83 Per Share
Net Assets:	$ 91.6 Million

Effective Duration:[3]	3.0 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by Sit Investment Associates, Inc. (the “Adviser”) and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	2.2%
1-5 Years	95.4
5-10 Years	1.6
10-20 Years	0.8

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 22.1 years as of March 31, 2023.

Information on this page is unaudited.

MARCH 31, 2023	5

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Mortgage Pass-Through Securities - 29.0%
Federal Home Loan Mortgage Corporation - 3.2%
22,409	4.00	7/1/25	22,532
1,098,673	4.50	7/1/52	1,080,858
317,274	5.00	5/1/42	322,819
927,511	5.50	8/1/49	964,488
46,337	5.82	10/1/37	47,153
429,732	6.00	6/1/52	439,334
241,566	6.50	12/1/34	246,509
155,034	6.88	2/17/31	159,215
19,677	7.00	8/1/27	19,636
233,552	7.00	4/1/28	234,961
1,852,938	7.00	12/1/31	1,925,858
344,625	7.00	2/1/37	347,630
206,562	7.00	4/1/37	219,956
2,957,250	7.00	10/1/37	3,181,088
1,573,447	7.00	10/1/38	1,682,572
4,263	7.38	12/17/24	4,245
10,811	7.50	1/1/31	10,783
167,290	7.50	1/1/32	175,484
131,227	7.50	8/1/32	133,362
1,918	7.95	10/1/25	1,913
7,455	8.00	5/1/31	7,438
34,494	8.00	11/1/36	36,690
68,734	8.00	1/1/37	74,142
37,822	8.50	6/20/27	38,931
7,578	8.50	12/1/29	7,599
56,034	8.50	3/1/31	58,761
5,216	9.00	3/20/27	5,211
15,719	9.00	2/17/31	15,615
5,688	9.00	5/1/31	5,686
475	10.00	7/1/30	474

			11,470,943

Federal National Mortgage Association - 11.2%
3,100,000	2.48	2/1/35	2,573,677
3,100,000	2.68	2/1/35	2,625,557
240,755	3.50	10/1/34	234,077
1,634,850	4.50	4/1/48	1,634,094
5,112,934	4.50	7/1/52	5,004,165
5,162,112	4.50	9/1/52	5,052,218
984,376	5.00	9/1/43	1,027,142
3,456,016	5.00	2/1/49	3,543,053
377,830	5.00	6/1/51	396,571
1,838,057	5.00	7/1/52	1,807,934
263,267	5.50	6/1/33	265,365
504,575	5.50	4/1/50	516,958
783,509	5.93	5/1/35	780,754
59,722	6.00	5/1/37	60,913
46,737	6.00	9/1/37	46,882
384,227	6.00	2/1/40	395,966
3,030,753	6.00	5/1/41	3,148,084
718,603	6.50	2/1/29	741,299
88,307	6.50	3/1/29	88,098
99,697	6.50	6/1/31	101,942
29,203	6.50	8/1/34	29,294
70,788	6.50	11/1/34	70,480
129,630	6.50	1/1/39	129,724
626,865	6.75	6/1/32	660,963
447,304	6.81	6/1/40	465,198
6,614	7.00	2/1/26	6,608

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

28,749	7.00	9/1/27	28,866
13,483	7.00	10/1/27	13,565
71,187	7.00	11/1/27	72,181
16,325	7.00	1/1/28	16,420
15,353	7.00	10/1/32	15,330
2,082,026	7.00	12/1/32	2,211,619
67,099	7.00	7/1/33	69,113
49,183	7.00	7/1/34	50,609
10,144	7.00	12/1/37	10,407
2,526,107	7.00	1/1/40	2,645,846
438,408	7.00	9/1/47	430,038
35,937	7.50	4/1/32	35,909
100,675	7.50	1/1/34	103,965
1,812,157	7.50	10/1/38	1,915,268
751,424	7.50	11/1/38	797,011
4,477	7.89	7/20/30	4,477
2,187	8.00	8/20/25	2,183
2,086	8.00	7/20/28	2,083
82,385	8.00	1/1/32	84,427
47,056	8.00	11/1/37	50,419
34,193	8.17	11/15/31	35,599
69,319	8.50	1/1/37	71,137
926	9.00	6/15/25	925
15,203	9.00	5/15/28	15,183
16,860	9.00	7/1/31	16,782
7,334	9.50	8/1/24	7,319

			40,113,697

Government National Mortgage Association - 14.1%
48,198	4.00	12/15/24	47,589
293,687	4.00	10/20/30	291,084
5,458,779	4.00	8/20/31	5,457,385
581,242	4.00	12/20/31	581,785
444,391	4.25	10/20/31	445,459
302,964	4.25	3/20/37	302,145
1,368,333	4.75	9/20/31	1,391,540
4,855,768	5.00	12/15/45	5,018,917
339,726	5.00	7/20/49	342,378
32,717	5.50	9/15/25	32,374
685,064	5.50	5/15/29	704,364
380,912	5.50	7/20/37	403,684
409,531	5.50	5/20/40	430,732
665,912	5.50	7/20/62	666,589
11,672,488	5.50	8/20/62	11,684,368
1,158,814	5.75	2/15/29	1,178,877
491,888	5.75	10/20/31	508,186
301,332	6.00	9/15/33	307,608
402,288	6.00	12/20/36	425,018
154,350	6.00	2/20/47	163,145
1,836,472	6.00	7/20/47	1,940,424
9,210,639	6.00	8/20/62	9,296,943
3,902	6.25	12/15/23	3,864
360,736	6.25	4/15/29	370,457
9,475	6.50	11/15/23	9,450
28,576	6.50	4/15/24	28,498
413,533	6.50	2/20/28	425,008
144,152	6.50	2/20/29	144,221
283,103	6.50	7/20/34	298,362
15,464	6.50	12/20/38	15,405
140,601	6.50	1/20/39	144,470
86,656	6.50	2/20/39	89,976
189,809	6.50	4/20/39	197,939

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

178,985	6.50	6/20/39		190,180
369,956	6.50	8/20/39		392,772
195,185	6.50	4/20/43		201,140
1,809,792	7.00	8/15/29		1,886,742
2,037,367	7.00	10/15/29		2,122,622
104,153	7.00	10/15/36		104,868
1,891,198	7.00	12/20/52		1,958,793
200,773	7.50	4/15/34		206,521

				50,411,882

Small Business Administration - 0.5%
1,223,848	5.33	8/25/36		1,181,822
625,251	5.33	9/25/36		603,918

				1,785,740

Total Mortgage Pass-Through Securities				103,782,262

(cost: $109,254,590)

U.S. Treasury / Federal Agency Securities - 1.8%

Federal Home Loan Banks:

3,600,000	5.82	3/6/26		3,604,231
U.S. Treasury Bonds:

2,850,000	3.63	2/15/53		2,817,492

Total U.S. Treasury / Federal Agency Securities				6,421,723

(cost: $6,309,127)

Collateralized Mortgage Obligations - 67.1%

Federal Home Loan Mortgage Corporation - 12.7%
730,494	4.76	7/25/32	[1]	718,856
1,219,655	5.00	2/25/51		1,250,870
5,460,868	5.00	11/25/50	[1]	5,454,001
225,452	5.39	5/15/38	[1]	229,895
5,151,309	5.50	6/25/51		5,452,061
1,104,252	6.00	1/15/33		1,147,987
1,209,828	6.00	5/15/36		1,272,985
789,008	6.00	6/15/37		822,208
1,067,911	6.00	9/15/42		1,104,454
2,918,455	6.00	9/25/52		3,049,961
8,810	6.25	5/15/29		8,737
5,333	6.50	9/15/23		5,330
4,858	6.50	3/15/24		4,866
198,441	6.50	7/15/27		203,474
177,427	6.50	2/15/28		180,976
280,176	6.50	3/15/29		287,841
7,545	6.50	2/15/30		7,713
223,841	6.50	1/15/31		230,940
443,616	6.50	8/15/31		456,521
121,987	6.50	1/15/32		126,395
41,293	6.50	3/15/32		43,221
286,467	6.50	6/25/32		293,906
119,483	6.50	7/15/32		125,774
622,840	6.50	5/15/35		663,542
277,189	6.50	8/15/39		291,313
870,092	6.50	2/25/43		923,065
362,205	6.50	3/25/43		369,892
514,804	6.50	7/25/43		538,814
686,111	6.50	10/25/43		713,784
251,584	6.50	11/15/43		266,683
1,707,675	6.50	8/15/45		1,866,481
268,255	6.50	2/15/49		282,865
641	6.70	9/15/23		640

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

235,609	6.75	3/15/28		242,811
203,647	6.95	3/15/28		208,935
25	7.00	4/15/23		24
1,357	7.00	7/15/23		1,355
10,005	7.00	1/15/24		10,003
5,009	7.00	3/15/24		5,005
7,388	7.00	8/15/25		7,426
18,972	7.00	9/15/26		19,176
51,669	7.00	6/15/29		53,827
141,958	7.00	8/15/29		147,846
184,876	7.00	10/20/29		193,662
33,313	7.00	1/15/30		35,273
99,136	7.00	10/15/30		105,188
89,781	7.00	7/15/31		94,718
39,015	7.00	4/15/32		40,417
303,172	7.00	5/15/32		323,248
1,512,436	7.00	8/15/41		1,567,421
2,881,416	7.00	2/25/43		3,070,160
1,891,315	7.00	3/25/43		2,007,807
2,333,493	7.00	7/25/43		2,486,833
1,051,405	7.00	3/15/49		1,158,958
95	7.50	4/15/23		95
14,533	7.50	9/20/26		14,816
88,573	7.50	3/15/28		92,088
169,676	7.50	9/15/29		179,969
46,319	7.50	12/15/29		48,207
103,112	7.50	6/15/30		109,569
172,216	7.50	8/15/30		182,382
186,945	7.50	9/15/30		200,491
48,278	7.50	11/15/30		51,162
1,722,912	7.50	6/15/34		1,890,249
376,786	7.50	2/25/42		388,019
1,152,237	7.50	8/25/42	[1]	1,201,948
618,421	7.50	9/25/43		638,740
975	8.00	4/25/24		978
43,755	8.00	2/15/27		45,575
76,384	8.00	11/20/29		80,807
78,243	8.00	1/15/30		83,584
27,635	8.50	3/15/25		28,282
14,686	8.50	3/15/32		15,879

				45,428,984

Federal National Mortgage Association - 21.3%
221,435	2.12	7/25/37	[1]	197,726
912,148	3.00	7/25/40		903,231
9,982,025	3.25	9/25/52		9,337,429
353,849	3.40	8/25/43	[1]	327,022
159,187	4.55	6/25/43		155,436
1,694,726	4.84	2/25/42	[1]	1,665,580
1,894,906	5.00	7/25/33		1,909,842
1,520,941	5.00	7/25/40		1,542,467
267,663	5.00	11/25/41		270,202
449,809	5.00	6/25/43		444,225
3,290,007	5.00	11/25/50		3,362,678
3,908,071	5.00	12/25/50		4,036,541
423,978	5.00	1/25/51		430,375
1,103,385	5.06	10/25/42	[1]	1,128,940
2,057,973	5.25	12/25/42	[1]	2,007,558
487,343	5.36	6/25/42		490,100
487,361	5.50	9/25/33		497,320
316,737	5.50	6/25/40		316,819
667,051	5.64	12/25/53	[1]	693,322

See accompanying notes to financial statements.

MARCH 31, 2023	7

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

281,084	5.75	8/25/33		286,834
535,942	5.81	8/25/43		534,716
615,955	6.00	5/25/30		628,316
116,252	6.00	11/25/32		120,102
225,780	6.00	7/25/33		234,117
1,361,726	6.00	5/25/36		1,412,467
180,540	6.00	6/25/36		188,846
678,189	6.00	10/25/36		706,649
1,474,949	6.00	11/25/43		1,500,703
1,896,597	6.00	6/25/44		1,913,465
622,134	6.00	9/25/46		619,690
789,695	6.00	2/25/48		839,276
170,845	6.00	12/25/49		174,746
707,595	6.30	8/25/47	[1]	711,252
149,892	6.49	2/25/45	[1]	158,023
852,055	6.49	9/25/37	[1]	841,158
118,076	6.50	8/20/28		118,955
726,925	6.50	1/25/32		756,353
117,314	6.50	3/25/32		120,706
193,274	6.50	6/25/32		201,938
161,809	6.50	7/25/36		171,970
33,669	6.50	9/25/36		35,499
1,424,489	6.50	11/25/41		1,468,927
150,479	6.50	3/25/42		154,209
1,189,925	6.50	5/25/42		1,265,107
1,595,798	6.50	7/25/42		1,624,964
196,657	6.50	9/25/42		202,169
475,019	6.50	11/25/42		492,539
2,271,811	6.50	12/25/43		2,352,611
74,675	6.50	7/25/44		74,566
315,341	6.69	8/25/37	[1]	320,635
242,030	6.71	9/25/37	[1]	244,641
1,396,381	6.75	6/25/32		1,484,382
306,723	6.75	4/25/37		311,473
29,688	6.85	12/18/27		29,936
749,306	6.97	6/19/41	[1]	776,062
406	7.00	6/25/23		405
45,896	7.00	4/25/24		45,731
61,722	7.00	9/18/27		63,539
636,187	7.00	5/25/31		633,288
982,994	7.00	12/25/33		1,037,995
63,723	7.00	9/25/40		67,255
357,533	7.00	10/25/41		367,627
109,272	7.00	11/25/41		117,164
221,226	7.00	12/25/41		232,012
728,809	7.00	7/25/42		769,091
1,455,230	7.00	2/25/44		1,526,180
61,787	7.00	8/25/44		65,312
792,560	7.00	4/25/49		876,075
13,293	7.50	8/20/27		13,659
303,405	7.50	10/25/40		308,166
1,014,030	7.50	11/25/40		1,000,737
595,675	7.50	6/19/41	[1]	615,330
1,003,337	7.50	7/25/41		1,026,193
550,590	7.50	8/25/41		568,192
198,364	7.50	11/25/41		214,819
370,437	7.50	1/25/42		391,743
2,604,947	7.50	5/25/42		2,776,160
241,233	7.50	6/25/42		256,326
2,381,868	7.50	8/25/42	[1]	2,588,497
786,030	7.50	2/25/44		826,605

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

317,570	7.50	3/25/44		334,089
516,074	7.50	5/25/44		557,000
31,461	7.50	10/25/44		33,587
3,254,216	7.50	1/25/48		3,490,515
278,644	7.99	11/25/37	[1]	298,297
13,414	8.00	7/18/27		13,834
230,821	8.00	7/25/44		239,402
135,643	8.09	11/25/37	[1]	144,929
29,993	8.32	10/25/42	[1]	32,455
2,071	8.50	1/25/25		2,097
259,748	8.50	6/25/30		282,661
28,956	9.00	11/25/28		30,703
213,658	9.00	6/25/30		236,037
39,264	9.00	10/25/30		43,310
43,276	9.45	6/25/32	[1]	46,809
44,723	9.50	11/25/31		49,278
170,383	9.50	12/25/41		184,647
169,923	10.00	6/25/44	[1]	172,045
640,801	11.54	9/25/42	[1]	739,229
10,004	22.11	3/25/39	[1]	13,808

				76,127,648

Government National Mortgage Association - 31.9%
1,938,834	4.73	5/20/51	[1]	1,960,473
2,387,255	4.75	5/20/51	[1]	2,420,252
5,088,513	4.81	8/20/51	[1]	5,123,216
2,949,068	5.00	12/20/50		3,013,818
4,093,453	5.00	1/20/51		4,182,947
7,343,674	5.00	2/20/51		7,337,410
493,439	5.50	9/20/39		508,803
8,380,229	5.50	10/20/50		8,771,897
1,780,117	5.50	11/20/50		1,887,847
3,121,978	5.50	1/20/51		3,265,004
1,906,734	5.50	4/20/51		2,026,187
12,935,756	5.50	5/20/51		13,622,307
7,867,606	5.50	6/20/51		8,197,760
15,881,835	5.50	7/20/51		16,579,377
491,151	5.50	10/20/51		519,614
5,605,087	5.50	11/20/51		5,836,284
225,619	5.52	4/20/48	[1]	227,920
7,752,115	5.85	2/20/51	[1]	8,333,710
561,886	5.93	10/20/40	[1]	584,054
328,468	5.99	11/20/43	[1]	342,958
1,083,646	6.00	11/20/33		1,091,852
346,838	6.00	12/20/35		360,213
213,341	6.00	3/20/42		221,885
291,983	6.00	3/20/48		304,028
1,514,574	6.00	3/20/49		1,564,820
419,959	6.00	5/20/49		442,067
1,376,934	6.13	1/20/39	[1]	1,442,992
354,593	6.22	12/20/40	[1]	371,445
1,198,277	6.41	6/20/41	[1]	1,251,262
207,179	6.47	4/20/37	[1]	210,749
831,628	6.50	7/20/32		828,194
820,050	6.50	2/20/37		841,172
157,360	6.50	9/16/38		160,813
1,387,745	6.50	8/20/48		1,466,814
996,849	6.50	10/20/48		1,045,168
997,053	6.50	1/20/49		1,026,915
980,595	6.52	7/20/39	[1]	1,023,267
344,964	6.64	4/20/39	[1]	362,875
555,786	6.84	8/20/40	[1]	585,797

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

248,362	7.00	6/20/45	[1]	260,148
85,137	7.00	9/16/33		85,516
226,264	7.00	5/20/42		240,279
585,565	7.00	10/20/48		626,706
860,898	7.00	11/20/48		919,310
342,986	7.07	2/20/45	[1]	371,082
855,095	7.09	12/20/38	[1]	903,377
418,419	7.16	12/20/33	[1]	439,596
883,673	7.30	8/20/38	[1]	938,769

				114,128,949

Vendee Mortgage Trust - 1.2%
763,503	5.87	3/15/25	[1]	782,221
226,583	6.50	2/15/24		226,474
1,029,122	6.50	8/15/31		1,036,291
588,624	6.50	10/15/31		618,002
375,116	6.54	7/15/30	[1]	386,812
301,683	6.75	2/15/26		308,109
367,168	7.00	3/15/28		371,773
75,250	7.25	9/15/25		76,680
229,730	7.50	2/15/27		236,358
68,862	7.75	9/15/24		69,363
30,455	8.00	2/15/25		30,589
41,637	8.29	12/15/26		42,640

				4,185,312

Total Collateralized Mortgage Obligations (cost: $256,326,437)				239,870,893

Asset-Backed Securities - 1.0%

Federal Home Loan Mortgage Corporation - 0.1%
284	6.09	9/25/29	[1]	274
459,192	7.16	7/25/29		473,751

				474,025

Federal National Mortgage Association - 0.6%
334,428	4.40	11/25/33	[14]	313,778
302,495	4.44	9/26/33	[14]	293,139
83,705	4.87	10/25/33	[14]	80,755
6,781	1 Mo. Libor + 0.17%, 4.96	11/25/32	[1]	6,669
1,222,590	5.74	2/25/33	[14]	1,174,288
1,344	6.00	5/25/32	[14]	1,315
42,365	6.09	10/25/31	[14]	42,587
1,627	7.68	6/25/26	[1]	1,647

				1,914,178

Small Business Administration - 0.3%

111,101	5.78	8/1/27		110,843
446,219	5.87	7/1/28		443,787
434,326	6.02	8/1/28		426,805

				981,435

Total Asset-Backed Securities				3,369,638

(cost: $3,533,817)

Put Options Purchased [19] - 0.1% (cost: $1,171,222)				425,625

Quantity	Name of Issuer		Fair Value ($)

Short-Term Securities - 0.4%
	1,570,253	Fidelity Inst. Money Mkt. Gvt. Fund, 4.72%	1,570,253

	(cost: $1,570,253)

Total Investments in Securities - 99.4% (cost: $378,165,446)			355,440,394

Other Assets and Liabilities - 0.6%			2,265,438

	Net Assets - 100.0%		$357,705,832

[1]

Variable rate security. Rate disclosed is as of March 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2023.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

MARCH 31, 2023	9

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit U.S. Government Securities Fund (Continued)

19 Options outstanding as of March 31, 2023 were as follows:

Description	Contracts	Exercise Price ($)	Expiration Date	Counterparty	Notional Amount ($)	Cost/ Premiums ($)	Value ($)

Put Options Purchased - U.S. Treasury Futures:

5-Year	652	108.25	May 2023	StoneX Financial, Inc.	70,579,000	1,077,527	331,094

5-Year	50	110.75	May 2023	StoneX Financial, Inc.	5,537,500	93,695	94,531

Total					76,116,500	1,171,222	425,625

A summary of the levels for the Fund’s investments as of March 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Mortgage Pass-Through Securities	—	103,782,262	—	103,782,262
U.S. Treasury / Federal Agency Securities	—	6,421,723	—	6,421,723
Collateralized Mortgage Obligations	—	239,870,893	—	239,870,893
Asset-Backed Securities	—	3,369,638	—	3,369,638
Put Options Purchased	425,625	—	—	425,625
Short-Term Securities	1,570,253	—	—	1,570,253
Total:	1,995,878	353,444,516	—	355,440,394

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

10	SIT MUTUAL FUNDS ANNUAL REPORT

[This page is intentionally left blank.]

MARCH 31, 2023	11

Sit Quality Income Fund - Class S and Class Y

OBJECTIVE & STRATEGY

The objective of the Sit Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, and mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

Fund Performance

The Sit Quality Income Fund (Class S) provided a return of -0.47% during the 12-month period ended March 31, 2023, compared to the return of the Bloomberg 1-3 Year Government/Credit Index of +0.26%. The Fund’s 30-day SEC yield was 3.64% and its 12-month distribution rate was 2.94%.

Factors that Influenced the Fund’s Performance

The primary goal of the Fund is to maintain a high credit quality portfolio with stable principal values, while generating a relatively high level of income. Yields of U.S. Treasury securities were higher across all maturities for the 12-month period causing large price declines across most sectors. The Fund’s strong income advantage was able to partially offset some of the price declines but not all. The Fund reduces interest rate risk by using futures and options on Treasury securities. The use of futures and options was effective in providing stability to the Fund’s net asset value and provided a positive return. The Fund’s U.S. Treasury holdings outperformed the benchmark as the securities held by the Fund were generally inflation-protected securities which benefited from higher-than-expected inflation measures. Additionally, the Fund’s holdings in callable government-sponsored enterprise bonds outperformed due to yields increasing at a slower rate than comparable benchmark securities. The Fund’s allocation to corporate securities, mortgage-backed securities, and taxable municipal securities underperformed the benchmark due to larger increases in yield relative to U.S. Treasury securities.

Outlook and Positioning

Inflation was at the forefront during the last 12 months. Supply chain disruptions caused inflation to surge, exacerbated by the ongoing war in Ukraine and China’s lockdowns and zero tolerance Covid-19 policies. The market received much needed relief when China announced the end of zero tolerance policies in December 2022. The ‘transitory’ inflation that the Federal Reserve saw at the beginning of the period was drastically underestimated. To combat the issue, the Federal Reserve embarked on the fastest interest rate hiking cycle in its history which saw the Fed Funds upper bound target rate increase from 0.50% to 5.00% to end the period. While inflation has eased in the latter part of the year, it continues to be one of the most scrutinized metrics and driving forces in the market. The interest rate hiking cycle was not without cost. The state of the U.S. banking system was questioned as some banks accumulated significant amounts of unrealized losses on their balance sheets due to higher levels of interest rates. The Federal Reserve now must walk a tightrope between increasing short-term interest rates and the banking system’s stability. At this point, the Federal Reserve is

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Bloomberg 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

sticking to the narrative that the overall banking system is ‘sound and resilient’ paving the way for future interest rate increases. The Fed will undoubtedly win its war on inflation, but the costs to the banking system and economic activity will be a very precarious situation. Investors now must grapple with how long and severe a likely recession will be. Mortgage rates continue to dampen housing affordability. Mortgage rates peaked above 7% and are still more than 6%. Prepayments across all coupons have slowed and we expect decreased housing turnover and refinancing to grind to a halt.

We have positioned the Fund defensively in terms of credit quality while emphasizing securities that will benefit from a normalization of the yield curve. We expect the Fed will overshoot and potentially be forced to cut short-term interest rates sooner than they anticipate. We focus on a mix of Treasury, agency and credit sectors that provide relatively high levels of income and stable prices.

Bryce A. Doty, CFA	Chris M. Rasmussen, CFA
Senior Portfolio Manager	Mark H. Book, CFA
Portfolio Managers

Information on this page is unaudited.

12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2023

	Sit Quality Income Fund
	Class S	Class Y	Bloomberg 1-3 Year Government/ Credit Index[1]	Lipper Short Investment Grade Bond Index[2]
One Year	-0.47%	-0.11%	0.26%	0.28%
Five Year	1.61	n/a	1.26	1.59
Ten Year	1.04	n/a	1.01	1.33
Since Inception-Class S (12/31/12)	1.06	n/a	1.01	1.34
Since Inception-Class Y (3/31/22)	n/a	-0.11	0.26	0.28

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury / Federal Agency Securities	36.4%
Taxable Municipal Bonds	23.7
Mortgage Pass-Through Securities	17.5
Corporate Bonds	14.3
Collateralized Mortgage Obligations - Non Agency	4.7
Asset-Backed Securities - Non Agency	1.2
Other Net Assets	2.2

Based on net assets as of March 31, 2023.

PORTFOLIO SUMMARY

Class S:
Net Asset Value 3/31/23:	$9.46 Per Share
Net Asset Value 3/31/22:	$9.98 Per Share
Net Assets:	$34.4 Million

Class Y:
Net Asset Value 3/31/23:	$9.48 Per Share
Net Asset Value 3/31/22: [3]	$9.97 Per Share
Net Assets:	$110.2 Million

Average Maturity	9.1 Years
Effective Duration: [4]	1.9 Years

3 The inception date of Class Y Shares was March 31, 2022.

4 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by Sit Investment Associates, Inc. (the “Adviser”) and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATING (% of Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Information on this page is unaudited.

MARCH 31, 2023	13

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Quality Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Asset-Backed Securities - 1.6%

Agency - 0.4%
FNMA Grantor Trust, Series 2004-T5, Class A11 [1]	403,082	0.92	5/28/35	375,741
Small Business Administration, Series 2006-20D, Class 1	67,541	5.64	4/1/26	67,248
Small Business Administration, Series 2007-20B, Class 1	53,318	5.49	2/1/27	52,869
Small Business Administration, Series 2007-20J, Class 1	111,285	5.57	10/1/27	110,792

				606,650

Non-Agency - 1.2%
Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	102,684	5.01	8/25/32	99,676
Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	310,000	5.43	1/25/34	295,482
Home Equity Mortgage Loan Asset-Backed Trust, Series 2003-A, Class AV2, 1 Mo. Libor + 0.86% [1]	103,686	4.21	10/25/33	102,688
Mill City Mortgage Loan Trust, Series 2017-3, Class A1 1, [4]	63,984	2.75	1/25/61	61,855
OSCAR US Funding Trust IX, LLC, Series 2018-2A, Class A4 [4]	40,965	3.63	9/10/25	40,857
Towd Point Mortgage Trust, Series 2019-MH1, Class A2 1, [4]	800,000	3.00	11/25/58	763,834
Towd Point Mortgage Trust, Series 2020-MH1, Class A1A 1, [4]	423,385	2.18	2/25/60	394,813

				1,759,205

Total Asset-Backed Securities (cost: $2,493,530)				2,365,855

Collateralized Mortgage Obligations - 21.1%

Agency - 16.4%

FHLMC REMICS, Series 3104, Class BY	29,653	5.50	1/15/26	29,522
FHLMC REMICS, Series 3806, Class JA	33,768	3.50	2/15/26	33,326
FHLMC REMICS, Series 3982, Class LA	619,986	2.50	12/15/39	605,062
FHLMC REMICS, Series 4210, Class AD	371,966	4.00	3/15/40	369,471
FHLMC REMICS, Series 4246, Class PT	232,594	6.50	2/15/36	245,073
FHLMC REMICS, Series 4390, Class CA	908,841	3.50	6/15/50	889,421
FHLMC REMICS, Series 4523, Class VB	1,824,468	3.50	8/15/34	1,810,722
FHLMC REMICS, Series 4717, Class KV	1,558,642	3.50	8/15/40	1,530,283
FHLMC REMICS, Series 4759, Class NA	56,258	3.00	8/15/44	55,080
FHLMC REMICS, Series 5252, Class BT	972,818	6.00	9/25/52	1,016,654
FHLMC Structured Pass-Through Certificates, Series T-60, Class 1A2	532,521	7.00	3/25/44	539,585
FNMA Grantor Trust, Series 2004-T1, Class 2A [1]	254,210	3.40	8/25/43	234,937
FNMA REMICS, Series 2002-W1, Class 2A [1]	904,193	4.84	2/25/42	888,643
FNMA REMICS, Series 2004-W5, Class A1	1,638,994	6.00	2/25/47	1,664,610
FNMA REMICS, Series 2009-71, Class MB	3	4.50	9/25/24	3
FNMA REMICS, Series 2011-146, Class LX	1,320,745	3.50	10/25/40	1,286,554
FNMA REMICS, Series 2013-74, Class AD	145	2.00	7/25/23	144
FNMA REMICS, Series 2017-97, Class DP	18,434	3.50	10/25/46	17,889
FNMA REMICS, Series 2018-25, Class AG	184,975	3.50	4/25/47	178,349
FNMA Trust, Series 2004-W9, Class 1A3	712,474	6.05	2/25/44	717,140
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K036, Class A2 [1]	3,001,805	3.53	10/25/23	2,971,478
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, Class A2	3,700,000	3.49	1/25/24	3,651,844
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K723, Class A2	1,186,871	2.45	8/25/23	1,176,646
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K724, Class A2 [1]	1,545,134	3.06	11/25/23	1,523,606
FRESB Mortgage Trust, Series 2018-SB45, Class A5H [1]	175,319	5.37	11/25/37	174,360
FRESB Mortgage Trust, Series 2018-SB46, Class A5H [1]	522,673	5.37	12/25/37	514,767
Seasoned Credit Risk Transfer Trust, Series 2019-4, Class M55D	260,156	4.00	2/25/59	248,908
Seasoned Credit Risk Transfer Trust, Series 2022-2, Class M5TU	1,497,343	4.00	4/25/62	1,409,989

				23,784,066

Non-Agency - 4.7%
JP Morgan Mortgage Trust, Series 2021-1, Class A4 1, [4]	631,612	2.50	6/25/51	558,707
JP Morgan Mortgage Trust, Series 2021-14, Class A4 1, [4]	850,211	2.50	5/25/52	730,617
JP Morgan Mortgage Trust, Series 2021-6, Class A4 1, [4]	1,463,023	2.50	10/25/51	1,273,618
JP Morgan Mortgage Trust, Series 2021-7, Class A4 1, [4]	507,481	2.50	11/25/51	441,782
JP Morgan Mortgage Trust, Series 2022-1, Class A11 1, [4]	2,678,758	5.00	7/25/52	2,439,320

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

New Residential Mortgage Loan Trust, Series 2017-2A, Class A4 1, [4]	227,263	4.00	3/25/57	212,783
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1 1, [4]	241,349	4.00	4/25/57	230,320
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, 1 Mo. Libor + 1.50% 1, [4]	80,518	6.35	6/25/57	78,468
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A 1, [4]	176,680	4.00	12/25/57	167,143
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 1 Mo. Libor + 0.75% 1, [4]	224,678	5.60	1/25/48	217,003
Sequoia Mortgage Trust, Series 2020-4, Class A5 1, [4]	261,146	2.50	11/25/50	233,674
Wells Fargo Mortgaged Backed Securities Trust, Series 2020-5, Class A3 1, [4]	235,087	2.50	9/25/50	209,573

				6,793,008

Total Collateralized Mortgage Obligations (cost: $31,560,519)				30,577,074

Corporate Bonds - 14.3%
American Equity Investment Life Holding Co.	675,000	5.00	6/15/27	674,307
American Tower Trust [4]	1,300,000	5.49	3/15/28	1,311,000
BGC Partners, Inc.	900,000	4.38	12/15/25	854,955
British Airways 2020-1 Class B Pass Through Trust [4]	315,421	8.38	11/15/28	322,366
Cadence Bank (Subordinated), 3 Mo. Libor + 3.03% [1]	1,200,000	4.75	6/30/29	1,153,267
CenterState Bank Corp. (Subordinated) [1]	650,000	5.75	6/1/30	617,328
CVS Pass-Through Trust Series 2009 [4]	835,706	8.35	7/10/31	916,419
Delta Air Lines 2015-1 Class AA Pass Through Trust	336,688	3.63	7/30/27	310,105
El Paso Natural Gas Co., LLC	500,000	7.50	11/15/26	531,683
F&G Global Funding [4]	900,000	0.90	9/20/24	841,196
F&G Global Funding [4]	1,600,000	5.15	7/7/25	1,576,405
Fairfax US, Inc. [4]	600,000	4.88	8/13/24	588,356
First Midwest Bancorp, Inc. (Subordinated)	1,000,000	5.88	9/29/26	976,918
First-Citizens Bank & Trust Co. (Subordinated) [1]	1,250,000	4.13	11/13/29	1,180,547
M&T Bank Corp. (Subordinated)	450,000	4.00	7/15/24	439,153
Metropolitan Life Insurance Co. (Subordinated) [4]	900,000	7.80	11/1/25	947,032
Minnesota Life Insurance Co. (Subordinated) [4]	1,020,000	8.25	9/15/25	1,078,587
Nationwide Mutual Insurance Co. (Subordinated), 3 Mo. Libor + 2.29% 1, [4]	1,300,000	7.16	12/15/24	1,294,691
Orange & Rockland Utilities, Inc.	700,000	6.50	12/1/27	742,711
Reliant Bancorp, Inc. (Subordinated) [1]	1,250,000	5.13	12/15/29	1,168,391
SC Johnson & Son, Inc. [4]	700,000	6.75	2/15/28	744,013
Tosco Corp.	740,000	7.80	1/1/27	824,311
United Airlines 2014-1 Class A Pass Through Trust	824,095	4.00	4/11/26	776,435
United Financial Bancorp, Inc. (Subordinated)	300,000	5.75	10/1/24	294,295
VeriSign, Inc.	550,000	4.75	7/15/27	548,281

Total Corporate Bonds (cost: $22,011,205)				20,712,752

Mortgage Pass-Through Securities - 17.5%

Federal Home Loan Mortgage Corporation - 5.0%
Freddie Mac	2,665,230	2.50	8/1/30	2,510,944
Freddie Mac	39,883	3.00	9/1/27	38,777
Freddie Mac	2,705,267	3.00	4/1/33	2,548,932
Freddie Mac	7,432	3.50	7/1/26	7,298
Freddie Mac	643,197	3.50	8/1/31	626,982
Freddie Mac	249,103	3.50	9/1/32	242,784
Freddie Mac	51,903	4.00	7/1/26	51,583
Freddie Mac	52,003	4.00	1/1/27	51,731
Freddie Mac	616,708	4.00	4/1/29	613,490
Freddie Mac	128,009	4.00	10/1/31	124,991
Freddie Mac	1,384	4.50	7/1/26	1,389
Freddie Mac	272,913	4.50	10/1/34	272,781
Freddie Mac	3,140	5.00	10/1/25	3,163
Freddie Mac	228,958	5.00	5/1/28	232,651

				7,327,496

See accompanying notes to financial statements.

MARCH 31, 2023	15

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Quality Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Federal National Mortgage Association - 10.6%
Fannie Mae	1,170,074	2.35	5/1/23	1,163,349
Fannie Mae	58,596	3.00	8/1/28	56,956
Fannie Mae	745,458	3.00	5/1/30	716,077
Fannie Mae	111,001	3.50	1/1/26	108,989
Fannie Mae	449,880	3.50	2/1/32	441,851
Fannie Mae	1,079,988	3.50	8/1/33	1,050,031
Fannie Mae	436,200	3.50	11/1/38	424,099
Fannie Mae	1,194	4.00	9/1/24	1,193
Fannie Mae	22,327	4.00	6/1/25	22,213
Fannie Mae	7,919	4.00	10/1/31	7,721
Fannie Mae	469,503	4.00	10/1/34	464,493
Fannie Mae	1,024,032	4.00	6/1/38	998,513
Fannie Mae	13,265	4.50	4/1/25	13,295
Fannie Mae	1,764,630	4.50	3/1/29	1,768,754
Fannie Mae	109,569	4.50	7/1/31	109,400
Fannie Mae	2,260,714	4.50	4/1/39	2,257,233
Fannie Mae	2,869,286	5.00	3/1/43	2,889,720
Fannie Mae	428,632	5.50	8/1/40	456,209
Fannie Mae	512,313	5.50	2/1/42	531,452
Fannie Mae	1,768,588	6.00	9/1/29	1,803,394

				15,284,942

Government National Mortgage Association - 1.3%
Ginnie Mae, US Treasury + 1.50% [1]	17,424	2.88	4/20/33	17,185
Ginnie Mae, US Treasury + 1.50% [1]	4,407	2.88	4/20/42	4,385
Ginnie Mae	1,443,462	4.00	7/20/26	1,417,425
Ginnie Mae	427	5.00	12/20/23	429
Ginnie Mae	610	5.00	9/15/24	616
Ginnie Mae	6,562	5.00	6/20/26	6,585
Ginnie Mae	377,907	6.00	7/20/37	399,543

				1,846,168

Other Federal Agency Securities - 0.6%
Small Business Administration Pools, PRIME - 2.50% [1]	253,638	5.00	5/25/43	253,208
Small Business Administration Pools, PRIME + 0.80% [1]	182,849	8.30	3/25/30	192,673
Small Business Administration Pools, PRIME + 0.82% [1]	430,871	8.32	2/25/28	449,533

				895,414

Total Mortgage Pass-Through Securities (cost: $25,883,040)				25,354,020

Taxable Municipal Bonds - 23.7%
Arizona School Facilities Board [9]	1,010,000	6.00	9/1/27	1,060,934
Benton & Polk School District No. 17J	1,300,000	5.47	6/15/27	1,348,438
Borough of Naugatuck CT G.O.	190,000	1.40	9/15/27	166,507
Cape Girardeau School District No. 63	1,000,000	5.35	3/1/27	1,020,767
City of Cleveland OH	125,000	1.28	10/1/26	111,856
City of Kansas MO [9]	1,245,000	3.27	4/1/25	1,205,322
City of Salt Lake UT	550,000	4.88	10/1/27	560,279
City of San Francisco CA	155,000	5.50	11/1/25	157,472
Clark County School District Finance Corp.	1,000,000	5.20	6/1/26	1,000,040
Colorado Housing & Finance Authority	750,000	6.50	5/1/48	798,840
Colorado Housing & Finance Authority	5,000	4.00	11/1/31	4,967
Commonwealth of Massachusetts	1,500,000	4.11	7/15/31	1,484,490
County of Cook IL	1,200,000	5.79	11/15/29	1,232,448
County of Yamhill OR	415,000	4.50	10/1/30	405,949
Dallas Center-Grimes Community School District	500,000	5.85	7/1/29	509,755
Dallas Independent School District	2,000,000	6.45	2/15/35	2,024,800
District of Columbia [9]	1,000,000	3.85	2/28/25	974,110

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Florida Capital Projects Finance Authority	605,000	4.00	10/1/24	584,878
Idaho Housing & Finance Association	1,000,000	6.00	1/1/48	1,040,530
Illinois Housing Development Authority	1,000,000	5.63	4/1/53	1,027,180
Jersey City, NJ G.O.	335,000	1.13	9/1/26	299,922
Kentucky Higher Education Student Loan Corp.	1,000,000	2.52	6/1/35	896,330
Louisiana Local Government Environmental Facilities & Community Development Authority	1,346,849	3.62	2/1/29	1,312,774
Maryland Community Development Administration	315,000	3.95	3/1/27	304,636
Maryland Community Development Administration	500,000	4.40	3/1/53	487,730
Massachusetts Educational Financing Authority	90,000	4.00	1/1/32	87,605
Massachusetts Educational Financing Authority	180,000	4.41	7/1/34	177,161
Massachusetts Educational Financing Authority	1,000,000	2.64	7/1/37	919,380
Miami University of Ohio	1,075,000	6.67	9/1/28	1,164,462
Michigan Municipal Bond Authority	500,000	6.70	5/1/27	501,805
Michigan State Housing Development Authority	455,000	2.90	6/1/52	415,797
Minnesota Housing Finance Agency	275,000	4.17	1/1/25	272,170
Mount Diablo Unified School District	1,000,000	5.55	8/1/27	1,027,166
Multnomah County School District No. 3 Parkrose	1,500,000	4.90	6/30/28	1,538,085
New Hampshire Housing Finance Authority	15,000	4.00	7/1/35	14,947
North Dakota Housing Finance Agency	565,000	2.86	7/1/24	550,350
Oklahoma Development Finance Authority	500,000	3.88	5/1/37	486,635
Oklahoma Development Finance Authority	1,000,000	4.14	12/1/33	992,730
Rhode Island Convention Center Authority [9]	700,000	3.58	5/15/26	677,005
Rutgers University of New Jersey	1,000,000	5.55	5/1/29	1,023,160
South Dakota Housing Development Authority	995,000	5.46	5/1/53	1,012,850
St. Charles Parish School District No. 1	250,000	2.00	3/1/27	228,732
State Public School Building Authority	1,000,000	5.00	9/15/27	1,010,580
State Public School Building Authority	1,000,000	5.49	9/15/29	1,030,160
Warren Consolidated Schools	750,000	6.38	5/1/27	784,463
Wisconsin Housing & Economic Development Authority [8]	265,000	3.50	3/1/46	262,740

Total Taxable Municipal Bonds (cost: $34,701,027)				34,198,937

U.S. Treasury / Federal Agency Securities - 19.5%

Federal Agency Issues - 14.7%

Federal Farm Credit Banks Funding Corp.	1,350,000	4.92	1/12/26	1,342,405
Federal Home Loan Banks	1,400,000	5.40	2/23/26	1,401,008
Federal Home Loan Banks	2,700,000	5.77	3/2/26	2,705,142
Federal Home Loan Banks	4,200,000	6.00	3/9/26	4,207,631
Federal Home Loan Mortgage Corp.	4,200,000	4.63	9/29/25	4,165,857
Federal Home Loan Mortgage Corp.	4,000,000	5.16	1/7/26	3,981,507
Federal Home Loan Mortgage Corp.	3,000,000	5.25	12/30/25	2,988,727
U.S. Department of Housing and Urban Development	510,000	4.28	8/1/27	510,717

				21,302,994

U.S. Treasury - 4.8%

U.S. Treasury Notes	950,000	4.00	2/29/28	966,254
U.S. Treasury Notes	5,900,000	4.63	2/28/25	5,954,391

				6,920,645

Total U.S. Treasury / Federal Agency Securities (cost: $28,265,068)				28,223,639

Put Options Purchased [19] - 0.1% (cost: $76,338)				57,688

See accompanying notes to financial statements.

MARCH 31, 2023	17

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Quality Income Fund (Continued)

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 1.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.72 (cost: $1,885,772)	1,885,772	1,885,772

Total Investments in Securities - 99.1% (cost: $146,876,499)		143,375,737

Other Assets and Liabilities, net - 0.9%		1,307,829

Net Assets - 100.0%		$144,683,566

[1]

Variable rate security. Rate disclosed is as of March 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2023 was $17,674,432 and represented 12.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2023, 0.8% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2023 was $3,917,371 and represented 2.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2023.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2023 were as follows:

Type	Contracts	Expiration Date	Notional Amount ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Short Futures: [10]
U.S. Treasury 5-Year	75	June 2023	(8,213,086)	(11,403)

[10]	The amount of $600,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2023.

[19]	Options outstanding as of March 31, 2023 were as follows:

Description	Contracts	Exercise Price ($)	Expiration Date	Counterparty	Notional Amount ($)	Cost/ Premiums ($)	Value ($)

Put Options Purchased - U.S. Treasury Futures:
5-Year	71	109.00	May 2023	StoneX Financial, Inc.	7,739,000	76,338	57,688

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Assets
Asset-Backed Securities	—	2,365,855	—	2,365,855
Collateralized Mortgage Obligations	—	30,577,074	—	30,577,074
Corporate Bonds	—	20,712,752	—	20,712,752
Mortgage Pass-Through Securities	—	25,354,020	—	25,354,020
Taxable Municipal Bonds	—	34,198,937	—	34,198,937
U.S. Treasury / Federal Agency Securities	—	28,223,639	—	28,223,639
Put Options Purchased	57,688	—	—	57,688
Short-Term Securities	1,885,772	—	—	1,885,772
Total:	1,943,460	141,432,277	—	143,375,737
Liabilities
Futures	(11,403)	—	—	(11,403)

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

MARCH 31, 2023	19

Sit Tax-Free Income Fund - Class S and Class Y

OBJECTIVE & STRATEGY

The objective of the Sit Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities. Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

Fund Performance

The Sit Tax-Free Income Fund (Class S) provided a return of -4.17% during the 12-month period ended March 31, 2023, versus a return of +1.76% for its benchmark, the Bloomberg 5-year Municipal Bond Index. As of March 31, 2023, the Fund’s 30-day SEC yield was 3.33%, compared to the yield of 2.64% for the benchmark index. The Fund’s 12-month distribution rate was 3.16%.

Factors that Influenced the Fund’s Performance

U.S. Treasury yields rose roughly 115 to 170 basis points throughout the period, with short rates rising most and the yield curve inverting in 3Q22. Along the same lines, the tax-exempt yield curve shifted higher as well. Yields for the shortest tax-exempt maturities rose approximately 60 basis points from the beginning of the period. Meanwhile, yields for intermediate and long maturities rose by approximately 10 basis points and 75 basis points respectively. Tax-exempt bond outflows exceeded $100B for the period and provided significant headwinds for the municipal market throughout 2022, before leveling off in early 2023. Municipal issuance for the period was about $360B, which trailed the prior year by almost 25%, yet still proved challenging for the market to absorb amid the dramatic negative fund flows. Credit spreads for tax-exempt bonds widened throughout the period, especially for non-rated bonds and bonds rated BBB and below, thereby pushing municipal bond prices lower.

The Fund’s performance for the period was dampened in part because of a larger weighting of long duration bonds relative to the benchmark, as longer bonds dramatically underperformed shorter bonds. However, the Fund’s hedge in U.S. Treasury futures partially offset this deficit as Treasury yields rose significantly, especially on the short end, during the period. In terms of credit quality, AAA-rated bonds were the best performing part of the index during the period, and BBB-rated bonds the worst. From a sector perspective, the Fund’s significant weighting in single-family mortgage revenue bonds lagged the benchmark mostly due to low coupon structures. The Fund’s overweight in multi-family housing bonds, with a large concentration in senior living, lagged as well largely due to lower credit quality. Closed-end funds and other revenue bonds, including land secured bonds, hurt performance as well. Conversely, the Fund’s small weightings in escrowed to maturity/pre-refunded bonds, insured bonds, general obligation bonds and transportation revenue bonds performed relatively better.

Outlook and Positioning

Municipal credit remains strong in general, and the volatility experienced in the period was almost exclusively interest rate driven. We are mindful that the economy is experiencing stubbornly high inflation,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Bloomberg 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg 5-Year Municipal Bond Index is the 5 year (4-6) component of the Bloomberg Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

and some municipal issuers, particularly healthcare and senior living issuers, are experiencing significant increases in operating costs. Moreover, 2022 income tax collections may be down in some states, especially from capital gains. Although we are watching credits and industries for negative trends, we are confident that the vast majority of municipal credits remain fundamentally strong.

The Fund’s core strategy continues to emphasize current income as the primary driver of returns over the long run and the Fund maintains a significant yield advantage over the benchmark. The Fund’s longer than benchmark duration, allocation to non-rated bonds, emphasis on revenue bonds, and focus on bond structures with attractive prepayment characteristics all contribute to this yield advantage. We will continue to add higher coupon bonds and focus deeply on credit analysis to differentiate opportunities as they arise. The Fund remains diversified on a geographic and issuer basis to mitigate credit and liquidity risk, and we believe the Fund is well-positioned to achieve attractive risk-adjusted returns going forward.

Paul J. Jungquist, CFA	Todd S. Emerson, CFA
Senior Portfolio Manager	Kevin P. O’Brien, CFA
Portfolio Managers

Information on this page is unaudited.

20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2023

	Sit Tax-Free Income Fund
	Class S	Class Y	Bloomberg 5-Year Muni Bond Index[1]	Lipper General Muni Bond Fund Index[2]
One Year	-4.17%	-3.93%	1.76%	-1.92%
Five Year	0.56	n/a	1.73	1.73
Ten Year	2.31	n/a	1.64	2.33
Since Inception-Class S (9/29/88)	4.55	n/a	4.47	4.95
Since Inception-Class Y (6/1/21)	n/a	-5.44	-1.79	-4.20

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg 5-Year Municipal Bond Index is the 5 year (4-6) component of the Bloomberg Municipal Bond Index, unmanaged rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	27.9%
Multifamily Mortgage	23.5
Other Revenue Bonds	17.9
Education/Student Loan	5.5
Sectors less than 5%	19.7
Cash & Other Net Assets	5.5

Based on net assets as of March 31, 2023.

PORTFOLIO SUMMARY

Class S:
Net Asset Value 3/31/23:	$8.54 Per Share
Net Asset Value 3/31/22:	$9.20 Per Share
Net Assets:	$126.0 Million

Class Y:
Net Asset Value 3/31/23:	$8.54 Per Share
Net Asset Value 3/31/22:	$9.20 Per Share
Net Assets:	$117.1 Million

Average Maturity	19.7 Years
Effective Duration:[3]	4.9 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by Sit Investment Associates, Inc. (the “Adviser”) and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities
AA	0.2%

A	0.2

BBB	1.6

BB	21.5

<BB	5.5

Total	29.0%

Information on this page is unaudited.

MARCH 31, 2023	21

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 90.2%

Alabama - 0.3%

Mobile Co. Limited Obligation Warrants Rev. (Gomesa Proj.) [4]	500,000	4.00	11/1/45	432,170

Stadium Trace Village Improvement District Rev.	460,000	3.63	3/1/36	361,726

				793,896

Alaska - 0.2%

AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5,15]	250,000	5.50	N/A	650

AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	250,000	5.00	4/1/33	250,105

AK Industrial Dev. & Export Auth. Rev. (Tanana Chiefs Conference Proj.)	300,000	4.00	10/1/49	281,787

				532,542

Arizona - 0.9%

AZ Industrial Dev. Auth. Rev. (Legacy Cares, Inc. Proj.) 2, [4,5]	750,000	6.75	7/1/30	487,500

AZ Industrial Dev. Auth. Rev. (Legacy Cares, Inc. Proj.) 2, [4,5]	100,000	5.50	7/1/31	65,000

AZ Industrial Dev. Auth. Rev. (Legacy Cares, Inc. Proj.) 2, [4,5]	750,000	7.75	7/1/50	487,500

AZ Industrial Dev. Auth. Rev. (Legacy Cares, Inc. Proj.) 2, [4,5]	200,000	6.00	7/1/51	130,000

Pima Co. Industrial Dev. Auth. Rev. (LA Posada at Pusch Ridge Proj.) [4]	350,000	6.25	11/15/35	355,015

Pima Co. Industrial Dev. Auth. Rev. (LA Posada at Pusch Ridge Proj.) [4]	350,000	7.00	11/15/57	354,844

Tempe Industrial Dev. Auth. Rev. (Mirabella at ASU Proj.) [4]	305,000	4.70	10/1/24	287,585

				2,167,444

Arkansas - 0.1%

Mountain Home City Sales & Use Tax Rev.	475,000	2.00	9/1/38	360,558

California - 4.7%

CA G.O.	500,000	5.50	12/1/52	541,780

CA Health Facs. Financing Auth. Rev. (On Lok Senior Health Services)	500,000	5.00	8/1/50	511,430

CA Municipal Finance Auth. Rev. (Caritas Proj.)	250,000	4.00	8/15/56	214,583

CA Pollution Control Financing Auth. Rev. (Poseidon Resources) [4]	800,000	5.00	7/1/38	835,152

CA Public Finance Auth. Rev. (Enso Village Proj.) [4]	350,000	3.13	5/15/29	322,567

CA Public Finance Auth. Rev. (Green Bond-Enso Village Proj.) [4]	500,000	5.00	11/15/46	438,405

CA Public Finance Auth. Rev. (Green Bond-Enso Village Proj.) [4]	250,000	5.00	11/15/56	209,953

Colton Joint Unified School District G.O. (AGM Insured) [6]	1,000,000	5.80	8/1/35	1,114,180

Encinitas Union School District G.O. Capital Appreciation	500,000	6.75	8/1/35	650,935

Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	250,000	6.75	8/1/40	273,762

Los Alamitos Unified School District Capital Appreciation C.O.P.	1,100,000	6.00	8/1/34	1,192,807

Martinez Unified School District G.O.	250,000	6.13	8/1/35	261,710

Orange Co. Community Facs. District No. 2017-1 Special Assessment (Village of Esencia)	500,000	4.00	8/15/45	448,210

Redondo Beach School District G.O.	600,000	6.38	8/1/34	678,816

Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	500,000	3.90	6/1/39	450,860

San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	400,000	5.00	6/1/39	401,640

Sulphur Springs Union School Dist. C.O.P. (AGM Insured)	65,000	6.50	12/1/37	71,131

Sulphur Springs Union School Dist. C.O.P. (AGM Insured)	205,000	6.50	12/1/37	226,459

Sulphur Springs Union School Dist. C.O.P. (AGM Insured)	180,000	6.50	12/1/37	198,108

Tracy Joint Unified School District G.O. Capital Appreciation	600,000	7.00	8/1/41	588,300

Upland Unified School District G.O. Capital Appreciation [6]	1,000,000	7.00	8/1/41	1,099,230

Val Verde Unified School District G.O. Capital Appreciation (AGM Insured)	500,000	6.13	8/1/34	618,235

				11,348,253

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Colorado - 4.2%

Baseline Metropolitan District No. 1 G.O.	280,000	5.00	12/1/51	240,187

Brighton Crossing Metropolitan District No. 6 G.O.	515,000	5.00	12/1/40	472,059

Buffalo Highlands Metropolitan District G.O.	350,000	5.25	12/1/38	341,348

Chambers Highpoint Metropolitan District No. 2 G.O.	515,000	5.00	12/1/41	468,820

CO Educational & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	250,000	5.60	7/1/34	250,523

CO Health Facs. Auth. Rev. (Aberdeen Ridge)	400,000	3.50	5/15/30	352,540

CO Health Facs. Auth. Rev. (Aberdeen Ridge)	415,000	5.00	5/15/44	335,457

CO Health Facs. Auth. Rev. (Aberdeen Ridge)	850,000	5.00	5/15/58	629,620

CO Health Facs. Auth. Rev. (Covenant Retirement Community)	650,000	5.00	12/1/48	647,920

Colliers Hill Metro District No. 2 G.O. [14]	600,000	5.75	12/15/47	566,088

Crossroads Metropolitan District No. 1 G.O.	500,000	6.50	12/1/51	478,400

Denver City & County Housing Auth. Rev. (Sustainability Bonds - Thrive Proj.)	500,000	2.05	2/1/39	367,240

Green Valley Ranch East Metropolitan District No. 6 G.O.	1,000,000	5.88	12/1/50	956,910

Raindance Metropolitan District No. 2 G.O.	330,000	5.00	12/1/39	314,061

Reunion Metropolitan District Rev.	588,723	3.63	12/1/44	430,497

Rudolph Farms Metropolitan District No. 6 G.O.	500,000	6.50	6/1/52	485,330

Sagebrush Farm Metropolitan District No. 1 G.O.	750,000	6.38	12/1/42	755,018

Sky Ranch Community Auth. Board Rev.	500,000	5.75	12/1/52	467,035

Thompson Crossing Metropolitan District No. 4 G.O.	500,000	5.00	12/1/49	443,305

Tree Farm Metropolitan District G.O. [4]	500,000	4.50	12/1/41	441,025

Verve Metropolitan District No. 1 G.O.	500,000	5.75	12/1/33	472,900

Windler Public Improvement Auth. Rev.	500,000	4.00	12/1/41	373,010

				10,289,293

Connecticut - 0.6%

CT Hsg. Finance Auth. Rev.	100,000	3.88	11/15/35	98,674

CT Hsg. Finance Auth. Rev.	865,000	2.55	6/15/46	624,807

Stamford Hsg. Auth. Rev. (Dogwoods Proj.) [4]	350,000	11.00	12/1/27	358,389

Steel Point Infrastructure Improvement District Rev. (Steelpointe Harbor Proj.) [4]	350,000	4.00	4/1/51	262,906

				1,344,776

District of Columbia - 0.5%

District of Columbia Hsg. Finance Agency Rev. (FHA Insured)	1,500,000	2.50	3/1/42	1,119,210

Florida - 14.3%

Artisan Lakes East Community Dev. District Special Assessment	450,000	4.00	5/1/51	348,952

Blackburn Creek Community Dev. District Special Assessment (Grand Palm Proj.)	150,000	6.25	5/1/35	155,263

Capital Trust Agency Rev. (Tallahassee Tapestry) 2, [4,5]	550,000	6.75	12/1/35	180,125

Capital Trust Agency Rev. (Tapestry Walden Senior Hsg. Proj.) 2, [4,5]	250,000	6.75	7/1/37	57,500

Capital Trust Agency Rev. (Tuscan Gardens Senior Living Center) 2, [5]	250,000	7.00	4/1/35	190,000

Celebration Pointe Community Dev. District Special Assessment Rev.	240,000	5.00	5/1/32	241,692

CFM Community Dev. District Special Assessment	500,000	4.00	5/1/51	387,535

Cobblestone Community Dev. District Special Assessment [4]	630,000	4.20	5/1/42	542,695

Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) 2, [4,5]	250,000	7.25	5/15/26	145,000

Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) 2, [4,5]	750,000	8.13	5/15/44	435,000

Elevation Pointe Community Dev. District Special Assessment	500,000	4.40	5/1/32	480,425

Entrada Community Dev. District Special Assessment Rev. [4]	400,000	4.00	5/1/52	308,100

Escambia Co. Housing Finance Auth. Rev. (Multi-County Program)	390,000	3.75	10/1/49	382,360

See accompanying notes to financial statements.

MARCH 31, 2023	23

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

FL Dev. Finance Corp. Rev. (Discovery High School Proj.) [4]	500,000	5.00	6/1/40	459,400

FL Dev. Finance Corp. Rev. (Green Bond-Brightline Proj.) 4, [6]	650,000	7.38	1/1/49	598,650

FL Dev. Finance Corp. Rev. (Green Bond-Brightline Proj.) 1, [4,6]	500,000	7.25	7/1/57	503,890

FL Dev. Finance Corp. Rev. (Jensen Dunes Proj.) [4]	500,000	5.00	11/15/30	454,915

FL Dev. Finance Corp. Rev. (Mayflower Retirement Community) [4]	330,000	2.38	6/1/27	294,842

FL Dev. Finance Corp. Rev. (The Glenride on Palmer Ranch Proj.)	650,000	5.00	6/1/51	519,077

FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	289,000	4.20	1/1/45	281,893

FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	790,000	5.05	7/1/47	836,507

FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	245,000	3.30	7/1/49	236,222

FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	725,000	2.75	7/1/50	592,543

FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	1,355,000	2.30	1/1/52	968,568

FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	500,000	4.55	7/1/52	497,740

FRERC Community Dev. District Special Assessment	1,000,000	5.38	11/1/40	967,390

Gramercy Farms Community Dev. District Special Assessment [6]	260,000	3.24	5/1/39	135,200

Grande Pines Community Dev. District Special Assessment	635,000	4.00	5/1/51	492,411

Harbor Bay Community Dev. District Special Assessment	280,000	4.10	5/1/48	226,562

Heritage Harbour North Community Dev. District Special Assessment	200,000	5.00	5/1/34	202,054

Hyde Park Community Dev. District No. 1 Special Assessment	500,000	4.00	5/1/52	385,630

Lake Co. Retirement Project. Rev. (Lakeside at Waterman Village Proj.)	500,000	5.75	8/15/50	429,635

Lakes of Sarasota Community Dev. District Special Assessment	300,000	3.88	5/1/31	285,495

Lakes of Sarasota Community Dev. District Special Assessment	500,000	4.13	5/1/31	480,620

Lakes of Sarasota Community Dev. District Special Assessment	265,000	4.10	5/1/51	214,218

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	100,000	4.25	5/1/25	99,738

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Azario Proj.)	520,000	3.75	5/1/40	425,979

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Azario Proj.)	580,000	4.00	5/1/40	500,238

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	100,000	6.70	5/1/33	100,292

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood National)	300,000	5.25	5/1/37	302,610

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Ranch)	400,000	5.00	5/1/36	401,756

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Ranch)	430,000	3.00	5/1/41	315,762

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lorraine Lakes Proj.) [4]	500,000	3.63	5/1/40	403,890

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.)	300,000	5.00	5/1/38	299,031

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.)	550,000	5.30	5/1/39	554,241

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.) [4]	485,000	3.75	5/1/40	399,926

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Sweetwater Proj.)	490,000	3.10	5/1/41	358,641

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Webb Proj.) [4]	320,000	5.00	5/1/37	319,664

Lakewood Ranch Stewardship District Special Assessment (Lake Club Phase 4 Proj.)	300,000	4.50	5/1/49	259,536

Laurel Road Community Dev. District Special Assessment	700,000	3.13	5/1/31	614,509

LT Ranch Community Dev. District Special Assessment	500,000	4.00	5/1/40	428,030

LT Ranch Community Dev. District Special Assessment	300,000	5.90	5/1/53	301,866

Marshall Creek Community Dev. District Cap. Improvement Special Assessment Rev.	250,000	5.00	5/1/32	250,793

Meadow View at Twin Creeks Community Dev. District Special Assessment	225,000	3.75	5/1/52	163,595

Meadow View at Twin Creeks Community Dev. District Special Assessment	245,000	4.00	5/1/52	188,910

New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,15]	230,000	5.00	N/A	2

North River Ranch Community Dev. District Cap. Improvement Special Assessment Rev.	450,000	4.20	5/1/35	415,715

Northern Palm Beach Co. Improvement District Special Assessment	500,000	5.00	8/1/29	503,640

Northern Palm Beach Co. Improvement District Special Assessment	250,000	5.00	8/1/37	249,215

See accompanying notes to financial statements.

24	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	550,000	5.00	8/1/34	553,784

Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	500,000	5.00	8/1/35	504,415

Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	205,000	4.00	9/1/48	206,154

Orlando Tourist Dev. Rev. (Senior Lien Tourist Dev.) (AGM Insured)	250,000	5.00	11/1/38	269,372

Palm Beach Co. Health Facs. Auth. Rev. (ACTS Retirement-Life Community, Inc.)	500,000	5.00	11/15/32	506,895

Palm Beach Co. Health Facs. Auth. Rev. (Green Cay Life Plan Village Proj.) [4]	500,000	11.50	7/1/27	483,810

Palm Beach Co. Health Facs. Auth. Rev. (Lifespace Communities, Inc.)	500,000	4.00	5/15/53	307,940

Palm Beach Co. Health Facs. Auth. Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton)	500,000	4.00	6/1/41	401,185

Palm Coast Park Community Dev. District Special Assessment	500,000	4.00	5/1/52	385,205

Parker Road Community Dev. District Special Assessment	500,000	4.10	5/1/50	397,360

Parkview at Long Lake Ranch Community Dev. District Special Assessment	270,000	4.00	5/1/51	209,372

Pinellas Co. Industrial Dev. Auth. Rev.	500,000	5.00	7/1/39	491,230

Poitras East Community Dev. District Special Assessment	335,000	5.25	5/1/52	325,265

River Landing Community Dev. District Special Assessment	400,000	4.25	11/1/35	362,472

Rolling Hills Community Dev. District Special Assessment	250,000	3.65	5/1/32	225,100

Sandridge Community Dev. District Special Assessment	500,000	3.88	5/1/41	412,050

Sawyers Landing Community Dev. District Special Assessment Rev.	590,000	3.25	5/1/26	569,167

Sawyers Landing Community Dev. District Special Assessment Rev.	500,000	4.13	5/1/41	417,815

Sawyers Landing Community Dev. District Special Assessment Rev.	1,250,000	4.25	5/1/53	983,137

Southern Groves Community Dev. District No. 5 Special Assessment	500,000	4.00	5/1/30	478,595

Southern Groves Community Dev. District No. 5 Special Assessment	285,000	4.00	5/1/48	225,700

St. Johns Co. Industrial Dev. Auth. Rev. (Presbyterian Retirement Communities Obligated Group Proj.)	1,000,000	4.00	8/1/55	781,660

Sunbridge Stewardship District Special Assessment (Weslyn Park Proj.)	350,000	5.20	5/1/42	336,476

Tolomato Community Dev. District Special Assessment 2, [5]	120,000	6.61	5/1/40	1

Tolomato Community Dev. District Special Assessment	110,000	7.00	5/1/40	99,025

Tradition Community Dev. District No. 9 Special Assessment	645,000	4.00	5/1/52	497,411

Trout Creek Community Dev. District Special Assessment	300,000	5.38	5/1/38	302,247

Trout Creek Community Dev. District Special Assessment	250,000	4.00	5/1/40	213,555

University Park Recreation District Special Assessment (BAM Insured)	750,000	3.50	5/1/50	625,583

Viera Stewardship District Special Assessment	250,000	4.00	5/1/53	191,447

Waterset South Community Dev. District Special Assessment	500,000	5.90	5/1/42	508,395

Windward at Lakewood Ranch Community Dev. District Special Assessment	450,000	4.25	5/1/52	363,114

Wiregrass Community Dev. District Special Assessment	240,000	5.38	5/1/35	242,407

Zephyr Ridge Community Dev. District Special Assessment 2, [5,15]	450,000	5.25	N/A	69,300

				34,722,332

Georgia - 2.1%

Burke Co. Dev. Auth. Rev. (Georgia Transmission Corp. Vogtle Proj.) [14]	740,000	2.75	1/1/52	495,726

Clarke Co. Hospital Auth. Rev. (Piedmont Healthcare)	350,000	5.00	7/1/46	357,969

Cobb Co. Dev. Auth. Rev. (Presbyterian Village Proj.) [4]	650,000	5.00	12/1/39	560,527

Fulton Co. Dev. Auth. Rev. (Woodruff Arts Center)	500,000	5.00	3/15/44	530,995

GA Housing & Finance Authority Rev.	900,000	3.50	12/1/46	797,589

GA Housing & Finance Authority Rev.	490,000	4.00	12/1/48	483,341

GA Tax Allocation (Beltline Proj.)	500,000	5.00	1/1/30	500,775

Gainesville & Hall Co. Dev. Auth. Rev. (Lanier Christian Academy, inc. Proj.) [4]	640,000	6.25	9/1/44	583,802

Gainesville Hospital Auth. Rev. (Northeast Georgia Health System, Inc. Proj.)	500,000	5.00	2/15/37	527,870

See accompanying notes to financial statements.

MARCH 31, 2023	25

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Glynn-Brunswick Memorial Hospital Auth. Rev. (Southeast Georgia Health System Proj.)	350,000	5.00	8/1/47	351,376

				5,189,970

Idaho - 0.5%

ID Health Facs. Authority Rev. (Terraces Boise Proj.)	100,000	8.00	10/1/28	92,530

ID Health Facs. Authority Rev. (Terraces Boise Proj.)	290,000	3.80	10/1/31	245,630

ID Health Facs. Authority Rev. (Terraces Boise Proj.)	250,000	4.00	10/1/33	205,685

ID Health Facs. Authority Rev. (Terraces Boise Proj.)	500,000	4.50	10/1/50	355,375

Spring Valley Community Infrastructure District. No. 1 Special Assessment [4]	500,000	3.75	9/1/51	364,085

				1,263,305

Illinois - 5.2%

Bolingbrook Special Tax (AGM Insured)	998,000	4.00	3/1/30	1,037,670

Burbank Educational Facs. Rev. (Intercultural Montessori Language School) [4]	500,000	6.00	9/1/35	500,185

Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	500,000	6.25	12/1/33	511,910

Chicago Midway Airport Rev. (Second Lien)	500,000	5.25	1/1/35	500,665

Chicago O’Hare International Airport Rev. (Senior Lien) (AGM Insured) [6]	500,000	5.50	1/1/53	537,340

IL Fin. Auth. Rev. (Admiral Lake Proj.)	670,000	5.13	5/15/38	554,465

IL Fin. Auth. Rev. (Christian Homes, Inc.)	500,000	5.00	5/15/36	428,120

IL Fin. Auth. Rev. (Edward Elmhurst Healthcare)	1,000,000	5.00	1/1/44	1,108,820

IL Fin. Auth. Rev. (Lifespace Communities)	500,000	5.00	5/15/35	435,080

IL Fin. Auth. Rev. (Lifespace Communities)	1,000,000	5.00	5/15/45	771,040

IL Fin. Auth. Rev. (Plymouth Place, Inc.)	500,000	6.00	11/15/27	501,205

IL Fin. Auth. Rev. (Westminster Village)	500,000	5.25	5/1/38	440,040

IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	1,000,000	6.25	12/1/38	660,210

IL G.O.	250,000	5.50	7/1/33	251,053

IL Housing Dev. Auth. Rev.	500,000	5.38	12/1/28	513,100

IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	180,000	4.00	10/1/48	180,549

IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	5.25	4/1/53	1,087,250

IL Rev.	500,000	5.00	6/15/33	521,790

IL Sports Facilities Auth. Rev. (State Tax Supported) (AGM Insured)	1,000,000	5.25	6/15/31	1,015,250

Malta Tax Allocation Rev. 2, [5]	1,921,000	5.75	12/30/25	480,250

Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program) 2, [15]	325,000	7.00	N/A	260,000

Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	250,000	5.25	12/1/37	235,115

				12,531,107

Indiana - 1.1%

IN Finance Auth. Rev. (BHI Senior Living)	500,000	4.00	11/15/41	405,220

IN Finance Auth. Rev. (BHI Senior Living)	775,000	5.88	11/15/41	788,516

IN Finance Auth. Rev. (BHI Senior Living)	170,000	5.25	11/15/46	162,034

IN Finance Auth. Rev. (Greencroft Obligated Group)	350,000	6.50	11/15/33	356,283

IN Housing & Community Dev. Auth. Rev. (Hammond Assisted Living Proj.)	500,000	5.75	1/1/36	434,850

Merrillville Industry Economic Dev. Rev. (Belvedere Housing Proj.)	300,000	5.75	4/1/36	260,484

Richmond Hospital Auth. Rev. (Reid Hospital & Health Care)	350,000	5.00	1/1/35	358,088

				2,765,475

Iowa - 0.9%

IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	650,000	5.00	5/15/36	555,535

IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	565,000	5.00	5/15/47	428,383

IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	750,000	5.00	5/15/48	565,155

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	500,000	4.00	5/15/53	307,940

IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	530,000	4.00	5/15/55	321,827

				2,178,840

Kansas - 0.2%

Wyandotte County Unified Government (Village East Proj.) [4]	495,000	5.25	9/1/35	475,853

Louisiana - 2.3%

Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	7,850	5.00	11/1/40	7,695

LA Hsg. Corp. Rev. (Home Ownership Prog.) (GNMA/FHLMC Collateralized)	750,000	2.55	12/1/46	541,162

LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Prog.) (GNMA/FHLMC Collateralized)	385,000	2.50	12/1/45	322,264

LA Local Government Environmental Facilities & Community Development Auth.	400,000	5.25	11/15/25	394,136

LA Local Government Environmental Facilities & Community Development Auth.	500,000	6.00	11/15/30	500,195

LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	300,000	5.65	11/1/37	314,361

LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	500,000	5.00	7/1/39	421,395

LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	300,000	5.50	11/1/39	312,084

LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	410,000	4.00	11/1/44	359,689

LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	495,000	4.40	11/1/44	460,375

LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	715,000	4.00	11/1/46	613,949

LA Public Facs. Auth. Rev. (Franciscan Missionaries Health System Proj.)	300,000	5.00	7/1/35	307,191

LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	495,000	3.96	2/15/36	480,348

New Orleans Aviation Board Rev.	500,000	5.00	1/1/48	506,390

				5,541,234

Maryland - 0.4%

MD Community Dev. Administration Rev.	500,000	2.55	9/1/44	369,470

MD Community Dev. Administration Rev.	350,000	4.20	7/1/46	343,935

Montgomery Co. Housing Opportunities Commission Rev.	245,000	4.00	7/1/38	237,454

				950,859

Massachusetts - 2.6%

MA Dev. Finance Agy. Rev. (Atrius Health Issue)	1,375,000	4.00	6/1/49	1,516,103

MA Dev. Finance Agy. Rev. (FNMA Collateralized)	1,500,000	2.30	1/1/42	1,155,825

MA Dev. Finance Agy. Rev. (Newbridge on the Charles, Inc.) [4]	300,000	5.00	10/1/47	288,927

MA Dev. Finance Agy. Rev. (Orchard Cove, Inc.)	400,000	5.00	10/1/49	380,288

MA Education Finance Auth. Education Rev. [6]	55,000	2.63	7/1/36	52,648

MA Education Finance Auth. Education Rev. [6]	875,000	3.75	7/1/48	740,005

MA Education Finance Auth. Education Rev. [6]	1,000,000	3.00	7/1/51	692,800

MA Housing Finance Agy. Rev.	250,000	4.75	6/1/35	250,242

MA Housing Finance Agy. Rev.	900,000	3.85	12/1/47	815,067

Northbridge Municipal Purpose Loan G.O. (AGM Insured)	500,000	4.00	6/15/25	500,455

				6,392,360

Michigan - 4.4%

City of Allen Park G.O. (BAM Insured)	300,000	3.25	5/1/34	303,414

City of Kalamazoo Economic Dev. Corp. Rev. (Revel Creek Proj.)	500,000	5.00	5/15/43	426,925

MI Finance Auth. Rev. (Holly Academy Proj.)	400,000	3.00	12/1/31	331,580

MI Finance Auth. Rev. (Madison Academy Proj.)	255,000	4.25	12/1/39	199,530

MI Hsg. Dev. Auth. Rev.	600,000	5.20	12/1/40	640,596

MI Hsg. Dev. Auth. Rev.	300,000	3.75	10/1/42	269,580

MI Hsg. Dev. Auth. Rev.	500,000	4.90	12/1/48	503,190

See accompanying notes to financial statements.

MARCH 31, 2023	27

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

MI Hsg. Dev. Auth. Rev.	500,000	3.35	10/1/49	397,050

MI Hsg. Dev. Auth. Rev.	295,000	3.15	6/1/50	276,191

MI Hsg. Dev. Auth. Rev.	2,000,000	2.75	6/1/51	1,440,720

MI Hsg. Dev. Auth. Rev.	3,500,000	2.50	6/1/52	2,322,985

MI Hsg. Dev. Auth. Rev.	1,000,000	4.95	12/1/53	1,009,280

MI Hsg. Dev. Auth. Rev.	1,750,000	3.50	10/1/54	1,374,800

MI Public Educational Facs. Auth. Rev. (Chandler Park Academy)	205,000	6.35	11/1/28	205,189

MI Strategic Fund. Rev. (United Methodist Retirement Facs.)	415,000	5.00	11/15/49	359,651

Muskegon Heights Water Supply Rev. (NATL Insured)	165,000	4.15	11/1/23	166,041

Muskegon Heights Water Supply Rev. (NATL Insured)	135,000	4.20	11/1/24	135,852

Universal Academy Michigan Public School Rev.	350,000	4.00	12/1/40	305,140

				10,667,714

Minnesota - 0.1%

Apple Valley Rev. (Senior Living, LLC Proj.)	475,000	5.00	1/1/47	275,353

Mississippi - 1.0%

MS Development Bank Rev. (Green Bond-Hancock County) [4]	1,000,000	4.55	11/1/39	986,220

MS Development Bank Rev. (Jackson Co. Gomesa Proj.) [4]	500,000	3.63	11/1/36	447,890

MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	2.55	6/1/42	802,630

MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	145,000	4.00	12/1/43	145,392

				2,382,132

Missouri - 0.8%

Joplin Industrial Dev. Auth. Rev. (32nd Street Place Community Improvement Dist. Proj.)	215,000	3.50	11/1/40	183,120

Kansas City Industrial Dev. Auth. Rev. (United Methodist Retirement Home, Inc.) 2, [5]	118,010	2.00	11/15/46	5,569

Kansas City Industrial Dev. Auth. Rev. (United Methodist Retirement Home, Inc.)	264,421	5.00	11/15/46	196,911

MO Health & Education Facs. Auth. Rev. (Lutheran Senior Services)	1,000,000	4.00	2/1/48	765,730

MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	290,000	3.35	11/1/49	262,740

MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	435,000	2.50	5/1/50	335,220

MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	355,000	2.40	11/1/51	246,952

				1,996,242

Montana - 0.3%

MT Board of Housing Single Family Rev.	460,000	2.40	12/1/45	340,432

MT Board of Housing Single Family Rev.	500,000	4.55	6/1/52	497,745

				838,177

Nebraska - 0.0%

Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5,15]	410,000	5.13	N/A	17,015

Nebraska Investment Fin. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	80,000	3.05	9/1/42	73,309

				90,324

Nevada - 1.1%

City of North Las Vegas (Special Northern Beltway Commercial Area) [4]	340,000	5.00	12/1/37	342,594

NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	750,000	2.60	4/1/46	563,295

NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	4.50	10/1/48	487,270

NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	450,000	3.35	10/1/49	438,993

NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	490,000	3.40	10/1/49	449,453

NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	495,000	2.45	10/1/51	371,205

				2,652,810

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

New Hampshire - 0.2%

NH Hsg. Finance Auth. Rev.	500,000	6.00	7/1/53	551,665

New Jersey - 3.6%

NJ Economic Dev. Auth. Rev. [9]	500,000	4.00	6/15/50	464,140

NJ Economic Dev. Auth. Rev. (North Star Academy Charter School Newark)	250,000	5.00	7/15/47	252,122

NJ Economic Dev. Auth. Rev. (School Facilities Construction) [9]	500,000	5.00	3/1/25	500,470

NJ Economic Dev. Auth. Rev. (State Government Buildings Proj.) [9]	500,000	5.00	6/15/42	519,900

NJ Higher Education Student Assistance Auth. Rev. [6]	1,000,000	3.50	12/1/39	975,490

NJ Higher Education Student Assistance Auth. Rev. [6]	1,000,000	4.25	12/1/50	925,250

NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	770,000	3.75	10/1/35	730,006

NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	2,000,000	4.50	10/1/42	2,010,740

NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	735,000	2.30	10/1/46	517,734

NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	360,000	4.50	10/1/48	366,574

NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	815,000	2.45	10/1/50	597,289

NJ Transportation Trust Fund Auth. Rev. [9]	500,000	5.25	6/15/43	529,405

Tobacco Settlement Financing Corp. Rev.	300,000	5.00	6/1/46	301,122

				8,690,242

New Mexico - 1.9%

NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	485,000	3.85	7/1/43	471,017

NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	360,000	2.70	9/1/47	273,629

NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	985,000	3.95	9/1/47	902,989

NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	4.00	7/1/48	470,450

NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	700,000	3.35	7/1/49	603,904

NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	445,000	3.00	7/1/50	365,919

NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	495,000	2.35	7/1/51	349,935

NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	600,000	2.63	7/1/51	435,438

NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	985,000	2.80	9/1/52	722,744

				4,596,025

New York - 6.0%

Brookhaven Local Dev. Corp. Rev. (Jefferson’s Ferry Proj.)	675,000	4.00	11/1/45	552,528

Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	350,000	4.00	7/1/33	350,984

New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	4.05	11/1/41	298,740

New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	3.85	11/1/42	277,026

New York City Housing Development Corp. Multifamily Mtg. Rev.	500,000	2.63	8/1/45	365,520

New York City Housing Development Corp. Multifamily Mtg. Rev.	500,000	3.95	11/1/49	442,725

New York City Housing Development Corp. Multifamily Mtg. Rev.	500,000	2.80	2/1/50	350,760

New York City Housing Development Corp. Multifamily Mtg. Rev.	1,000,000	2.60	11/1/56	644,350

New York City Housing Development Corp. Multifamily Mtg. Rev.	1,000,000	2.80	11/1/60	649,360

New York City Municipal Water Finance Authority	750,000	5.00	6/15/38	753,398

New York Transportation Dev. Corp. Rev. (Laguardia Airport Proj.) [6]	750,000	4.00	10/1/30	735,038

NY Monroe Co. Industrial Development Corp. Rev. (St. Ann’s Community Proj.)	610,000	4.00	1/1/30	544,992

NY Mortgage Agency Rev.	865,000	3.80	10/1/48	829,353

NY State Dormitory Auth. Rev. Ref. (N. Shore-Long Island Jewish Obligation)	300,000	5.00	5/1/33	312,174

NY State Housing Finance Agency Rev.	500,000	2.85	11/1/51	346,585

NY State Mortgage Agency Rev.	580,000	2.20	4/1/36	459,482

NY State Mortgage Agency Rev.	1,000,000	2.45	10/1/45	678,120

See accompanying notes to financial statements.

MARCH 31, 2023	29

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

NY State Mortgage Agency Rev.	980,000	2.50	10/1/46	676,553

NY State Mortgage Agency Rev.	1,475,000	3.30	10/1/47	1,216,550

NY State Mortgage Agency Rev.	1,500,000	4.80	10/1/48	1,522,770

NY State Mortgage Agency Rev.	1,625,000	2.55	4/1/50	1,071,785

NY State Mortgage Agency Rev.	600,000	4.90	10/1/53	609,942

Westchester Co. Local Dev. Corp. Rev. (Purchase Senior Learning Community Inc. Proj.) [4]	350,000	3.60	7/1/29	308,220

Westchester Co. Local Dev. Corp. Rev. (Purchase Senior Learning Community Inc. Proj.) [4]	350,000	5.00	7/1/46	271,827

Western Regional Off-Track Betting Corp. Rev. [4]	500,000	4.13	12/1/41	367,855

				14,636,637

North Carolina - 1.7%

Mecklenburg Co. Rev. (Little Rock Apts)	485,000	5.38	1/1/36	486,004

NC Education Assistance Auth. Senior Bond-Student Loan Rev. [6]	185,000	3.13	6/1/39	174,929

NC Housing Finance Agency Rev.	465,000	4.00	7/1/47	466,018

NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	3.60	1/1/46	880,650

NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	650,000	3.63	7/1/49	604,604

NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	6.00	7/1/53	553,875

NC Medical Care Comm. Rev. (Deerfield Episcopal Retirement)	500,000	5.00	11/1/37	514,550

NC Medical Care Comm. Rev. (Salemtowne Proj.)	400,000	5.00	10/1/38	367,192

				4,047,822

North Dakota - 0.5%

ND Housing Finance Agency Rev.	500,000	3.65	7/1/42	452,275

ND Housing Finance Agency Rev.	925,000	2.50	7/1/44	720,344

				1,172,619

Ohio - 3.7%

Cleveland-Cuyahoga County Port Auth. Rev. (Cleveland Museum of Natural History Proj.)	500,000	4.00	7/1/46	450,120

Cleveland-Cuyahoga County Port Auth. Tax Allocation (Flats East Bank Proj.) [4]	500,000	4.50	12/1/55	430,770

Columbus-Franklin Co. Finance Auth. Rev. (Beulah Park Phase 1 Proj.)	820,000	4.00	5/15/49	786,339

Franklin Co. Health Care Facs. Rev. (Ohio Living Communities)	1,000,000	4.00	7/1/45	805,490

Lake Co. Port & Economic Dev. Auth. Rev. (Tapestry Wickliffe Proj.) 2, [4,5]	250,000	6.50	12/1/37	72,500

OH Housing Finance Agency Rev.	1,820,000	2.45	9/1/51	1,328,636

OH Housing Finance Agency Rev. (GNMA/FNMA Collateralized)	200,000	4.05	3/1/37	197,178

OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	255,000	3.35	9/1/39	245,318

OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	1,990,000	2.85	9/1/46	1,484,958

OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	4.55	9/1/47	501,150

OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	1,500,000	5.10	9/1/47	1,580,445

OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	330,000	4.00	9/1/48	325,129

OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	975,000	2.75	9/1/51	713,749

				8,921,782

Oregon - 1.3%

Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	350,000	3.50	9/1/33	350,028

OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	130,000	3.80	7/1/34	127,873

OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	220,000	4.00	7/1/38	216,027

OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	500,000	3.70	1/1/42	465,340

OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	500,000	2.35	1/1/44	375,380

OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	1,000,000	2.38	1/1/45	742,980

OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	280,000	3.75	7/1/48	273,728

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Polk Co. Hospital Fac. Auth. Rev. (Dallas Retirement Village Proj.)	500,000	5.13	7/1/55	401,975

Yamhill County Hospital Auth. Rev. (Friendsview)	350,000	5.00	11/15/56	256,025

				3,209,356

Pennsylvania - 1.8%

Butler Co. General Authority Rev. (School District Proj.) (AGM G.O. of District) [1]	465,000	3.89	10/1/34	446,888

PA Higher Educational Assistance Agy. Rev.	440,000	2.63	6/1/42	378,022

PA Higher Educational Facs. Auth. Rev. (La Salle University)	280,000	5.00	5/1/42	226,822

PA Hsg. Finance Agy. Rev.	500,000	3.00	10/1/46	378,780

PA Hsg. Finance Agy. Rev.	90,000	4.00	10/1/46	90,170

PA Hsg. Finance Agy. Rev.	1,000,000	2.55	10/1/51	665,020

PA Turnpike Commission Rev. Capital Appreciation	1,250,000	5.00	12/1/38	1,337,713

Philadelphia Industrial Dev. Auth. Rev. (Charter School Proj.)	350,000	5.63	8/1/36	359,180

West Cornwall Township Municipal Auth. Rev. (Lebanon Valley Brethren Home Proj.)	525,000	4.00	11/15/46	407,647

				4,290,242

Rhode Island - 0.4%

RI Hsg. & Mortgage Finance Corp. Rev.	500,000	2.80	4/1/45	384,615

RI Student Loan Auth. Rev. [6]	575,000	3.63	12/1/37	556,399

				941,014

South Carolina - 1.2%

Berkeley Co. Nexton Improvement District Special Assessment	350,000	4.25	11/1/40	300,384

SC Jobs-Economic Dev. Auth. Rev. (Bishop Gadsden Episcopal Retirement Community)	500,000	4.00	4/1/54	345,175

SC Jobs-Economic Dev. Auth. Rev. (Kiawah Life Plan Village, Inc. Proj.) [4]	500,000	8.75	7/1/25	534,745

SC Public Service Auth. Rev.	250,000	5.00	12/1/38	252,345

SC Public Service Auth. Rev. (Santee Cooper)	500,000	5.75	12/1/43	510,025

SC State Hsg. Finance & Dev. Auth. Rev.	450,000	3.05	7/1/45	370,116

SC State Hsg. Finance & Dev. Auth. Rev.	500,000	4.40	7/1/52	492,055

				2,804,845

South Dakota - 0.5%

SD Health & Educational Facs. Auth. Rev. (Westhills Village Retirement Community)	500,000	5.00	9/1/40	511,815

SD Housing Dev. Auth. Rev.	1,000,000	2.50	11/1/42	764,580

				1,276,395

Tennessee - 3.6%

Franklin Health & Education Facs. Board Rev. (Provision Cares Proton Therapy Center) 2, [4,5]	500,000	6.50	6/1/27	110,000

Metropolitan Govt. Nashville & Davidson County Health & Edu. Facs. Board Rev. (Blakford at Green Hills)	895,000	4.00	11/1/45	705,000

Nashville Metropolitan Dev. & Hsg. Agency Tax Allocation [4]	300,000	5.13	6/1/36	303,978

Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5,15]	1,850,000	5.35	N/A	18

Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	7,875,000	5.55	1/1/29	79

Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	1,630,000	6.00	1/1/29	16

Shelby Co. Health, Education & Hsg. Facs. Rev. (The Farms at Bailey Station Proj.)	650,000	5.50	10/1/39	538,844

TN Hsg. Dev. Agency Rev.	400,000	2.55	7/1/46	282,828

TN Hsg. Dev. Agency Rev.	1,000,000	4.70	7/1/48	1,005,730

TN Hsg. Dev. Agency Rev.	730,000	5.05	7/1/48	766,675

TN Hsg. Dev. Agency. Rev. [6]	225,000	3.60	1/1/31	225,050

TN Hsg. Dev. Agency. Rev.	115,000	4.00	7/1/39	114,992

TN Hsg. Dev. Agency. Rev.	250,000	3.85	7/1/42	247,395

TN Hsg. Dev. Agency. Rev.	570,000	4.00	7/1/44	563,878

See accompanying notes to financial statements.

MARCH 31, 2023	31

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

TN Hsg. Dev. Agency. Rev.	840,000	2.55	1/1/45	639,929

TN Hsg. Dev. Agency. Rev.	1,485,000	2.38	7/1/46	1,115,027

TN Hsg. Dev. Agency. Rev.	615,000	3.95	1/1/49	610,265

TN Hsg. Dev. Agency. Rev.	865,000	4.05	1/1/49	853,037

TN Hsg. Dev. Agency. Rev.	990,000	2.50	7/1/51	743,619

				8,826,360

Texas - 6.7%

Arlington Higher Education Finance Corp., Education Rev. (Pineywoods Community Academy)	750,000	2.38	8/15/51	495,135

Brazos Higher Education Auth., Inc. Rev. (Subordinate Student Loan) [6]	1,000,000	3.00	4/1/40	780,950

Dallas/Fort Worth International Airport Rev. (JT Improvement)	500,000	5.25	11/1/37	504,420

Edinburg Economic Dev. Corp. Rev.	225,000	3.00	8/15/31	192,037

Edinburg Economic Dev. Corp. Rev.	500,000	3.25	8/15/41	379,120

Harris Co. Cultural Education Facs. Finance Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.)	500,000	5.00	1/1/37	449,700

New Hope Cultural Education Fac. Corp. Rev. (Cardinal Bay) [2]	260,000	4.00	7/1/23	130,000

New Hope Cultural Education Fac. Corp. Rev. (Cardinal Bay) [2]	460,000	4.00	7/1/26	230,000

New Hope Cultural Education Facs. Corp. Rev. (Presbyterian Village North Proj.)	500,000	5.00	10/1/34	462,430

New Hope Cultural Education Facs. Finance Corp. Rev. (Buckingham Senior Living Community, Inc.) [1]	509,630	2.00	11/15/61	218,698

New Hope Cultural Education Facs. Finance Corp. Rev. (Cityscape Schools, Inc.) [4]	670,000	5.00	8/15/51	622,510

New Hope Cultural Education Facs. Finance Corp. Rev. (Presbyterian Village North Proj.)	350,000	5.25	10/1/49	280,893

New Hope Cultural Education Facs. Finance Corp. Rev. (Wesleyan Homes, Inc. Proj.)	750,000	5.00	1/1/55	543,473

New Hope Cultural Education Facs. Finance Corp. Rev. (Westminster Proj.)	500,000	4.00	11/1/49	370,075

New Hope Cultural Education Facs. Finance Corp. Rev. (Windhaven Proj.)	500,000	5.50	10/1/27	486,645

New Hope Cultural Education Facs. Finance Corp. Rev. (Windhaven Proj.)	500,000	6.50	10/1/33	489,235

North Central Texas Health Facility Development Corp. (CC Young Memorial Home) [5]	204,000	5.38	2/15/25	112,200

Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	250,000	7.50	11/15/34	268,445

San Antonio Education Facs. Corp. Rev. (Hallmark University Proj.)	290,000	5.00	10/1/41	246,349

Sugar Land Dev. Corp. Rev. (BAM Insured)	500,000	5.00	2/15/33	500,655

Sunfield Municipal Utility District No. 1 G.O. (BAM Insured)	180,000	4.00	9/1/28	180,644

Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Retirement Service)	500,000	5.00	11/15/37	505,545

TX Affordable Hsg. Corp. Rev. (GNMA Collateralized)	1,000,000	4.88	3/1/53	1,011,940

TX Department of Housing & Community Affairs (GNMA Collateralized)	305,000	4.13	9/1/38	305,265

TX Department of Housing & Community Affairs (GNMA Collateralized)	925,000	3.63	9/1/44	883,912

TX Department of Housing & Community Affairs (GNMA Collateralized)	500,000	3.00	9/1/45	395,585

TX Department of Housing & Community Affairs (GNMA Collateralized)	985,000	2.50	7/1/51	724,733

TX Department of Housing & Community Affairs (GNMA Collateralized)	1,750,000	3.13	1/1/52	1,338,820

TX Department of Housing & Community Affairs (GNMA/FNMA Collateralized)	500,000	3.80	7/1/39	495,575

TX Department of Housing & Community Affairs (GNMA Collateralized)	500,000	3.00	3/1/50	378,030

TX Department of Housing & Community Affairs (GNMA Collateralized)	750,000	5.25	9/1/52	794,385

TX Department of Housing & Community Affairs (GNMA Collateralized)	1,500,000	5.25	1/1/53	1,576,980

				16,354,384

Utah - 1.1%

Black Desert Public Infrastructure District G.O. [4]	500,000	4.00	3/1/51	376,270

Military Installation Dev. Auth. Rev.	400,000	4.00	6/1/41	313,620

Military Installation Dev. Auth. Rev.	1,000,000	4.00	6/1/52	703,660

UT Charter School Finance Auth. Rev. (Mountain Sunrise Academy) [4]	515,000	3.50	12/15/31	430,257

UT Hospital Auth. Rev. (IHC Health Services, Inc.)	500,000	5.00	5/15/45	507,025

See accompanying notes to financial statements.

32	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

UT Hsg. Corp. Single Family Mtg. Rev.	10,000	5.75	1/1/33	10,016

UT Hsg. Corp. Single Family Mtg. Rev.	25,000	4.60	7/1/34	25,020

UT Hsg. Corp. Single Family Mtg. Rev. (FHA Insured)	185,000	4.00	1/1/36	183,858

				2,549,726

Vermont - 0.2%

Vermont Economic Dev. Auth. Mtg. Rev. (Wake Robin Corporation Proj.)	500,000	4.00	5/1/45	376,010

Virginia - 0.4%

Botetourt Co. Glebe Inc. Rev.	500,000	6.00	7/1/44	500,000

VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	500,000	5.35	10/1/43	500,240

				1,000,240

Washington - 2.3%

Kalispel Tribe of Indians Rev. [4]	300,000	5.25	1/1/38	309,588

King Co. Hsg. Auth. Rev.	1,000,000	3.00	11/1/39	854,920

King Co. Hsg. Auth. Rev. (Bellevue Manor and Abbey Ridge)	750,000	3.00	8/1/40	625,493

Pike Place Market Preservation Dev. Auth. Rev.	500,000	5.00	12/1/40	513,870

Seattle Hsg. Auth. Rev. (Lam Bow Apartments Proj.)	500,000	2.38	6/1/41	372,085

Snohomish Co. Hsg. Auth. Rev.	500,000	4.00	4/1/44	475,125

Vancouver Hsg. Auth. Rev. (Anthem Park & Columbia Hsg. Proj.)	1,000,000	3.00	6/1/38	870,850

WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	1,000,000	5.00	7/1/36	879,390

WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Horizon House Proj.) [4]	500,000	5.00	1/1/38	438,995

WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Wesley Homes Lea Hill Proj.) [4]	300,000	5.00	7/1/36	271,299

				5,611,615

West Virginia - 0.6%

WV Hsg. Dev. Fund Rev.	1,005,000	2.75	11/1/45	814,542

WV Hsg. Dev. Fund Rev.	945,000	2.50	11/1/51	690,039

				1,504,581

Wisconsin - 3.7%

Public Finance Auth. Rev. (Grand Hyatt San Antonio Hotel Acquisition Proj.)	500,000	5.00	2/1/52	500,040

Public Finance Auth. Rev. (Grand Hyatt San Antonio Hotel Acquisition Proj.) [4]	500,000	6.00	2/1/62	506,020

Public Finance Auth. Rev. (Presbyterian Villages of Michigan) [4]	895,000	4.75	11/15/53	662,676

WI Health & Education Facs. Auth. Rev. (PHW Oconomowoc, Inc. Proj.)	500,000	5.13	10/1/48	422,585

WI Health & Education Facs. Auth. Rev. (St. John’s Communities, Inc. Proj.)	500,000	5.00	9/15/45	504,950

WI Health & Educational Facs. Auth. Rev. (Benevolent Corp. Cedar Community)	300,000	5.00	6/1/37	276,192

WI Health & Educational Facs. Auth. Rev. (Benevolent Corp. Cedar Community)	500,000	5.00	6/1/41	445,615

WI Health & Educational Facs. Auth. Rev. (Hope Christian Schools)	560,000	3.00	12/1/31	482,042

WI Health & Educational Facs. Auth. Rev. (St. Camillus Health System, Inc.)	350,000	5.00	11/1/46	282,422

WI Housing & Economic Dev. Auth. Rev.	250,000	3.88	11/1/35	251,122

WI Housing & Economic Dev. Auth. Rev.	1,500,000	4.15	5/1/55	1,393,950

WI Public Finance Auth. Rev. (Carmelite System, Inc.)	500,000	5.00	1/1/45	476,390

WI Public Finance Auth. Rev. (Coral Academy of Science Reno) [4]	335,000	5.38	6/1/37	329,275

WI Public Finance Auth. Rev. (Coral Academy of Science Reno) [4]	700,000	5.00	6/1/39	650,741

WI Public Finance Auth. Rev. (Delray Beach Radiation Therapy) 2, [4,5]	750,000	6.25	11/1/28	450,000

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,520	9.00	1/1/46	382

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,287	9.00	1/1/47	351

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	447	12.00	1/1/47	10

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,171	9.00	1/1/48	331

See accompanying notes to financial statements.

MARCH 31, 2023	33

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	390	12.00	1/1/48	8

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,055	9.00	1/1/49	312

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	384	11.00	1/1/49	7

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,822	9.00	1/1/50	286

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	372	11.00	1/1/50	7

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	17,334	9.00	1/1/51	298

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	365	11.00	1/1/51	6

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 1, [2,4,5]	446,246	3.75	7/1/51	258,354

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	17,218	9.00	1/1/52	277

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	475	10.00	1/1/52	8

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,985	9.00	1/1/53	260

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	469	10.00	1/1/53	7

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,869	9.00	1/1/54	244

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	453	10.00	1/1/54	7

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,636	9.00	1/1/55	228

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	444	9.00	1/1/55	6

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,404	9.00	1/1/56	215

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	434	9.00	1/1/56	6

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, 4, 5	23,656	5.50	7/1/56	13,240

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,287	9.00	1/1/57	202

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	481	9.00	1/1/57	6

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,055	9.00	1/1/58	189

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	469	9.00	1/1/58	6

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,938	9.00	1/1/59	179

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	456	9.00	1/1/59	5

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	447	8.00	1/1/60	5

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,822	9.00	1/1/60	167

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	440	8.00	1/1/61	4

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,589	9.00	1/1/61	155

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	428	8.00	1/1/62	4

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,473	9.00	1/1/62	146

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	419	8.00	1/1/63	4

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,240	9.00	1/1/63	137

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	409	8.00	1/1/64	4

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,124	9.00	1/1/64	130

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	403	7.00	1/1/65	3

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,008	9.00	1/1/65	122

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	434	7.00	1/1/66	3

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	14,775	9.00	1/1/66	111

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	5,235	5.00	1/1/67	36

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	192,429	9.00	1/1/67	1,310

WI Public Finance Auth. Rev. (MD Proton Treatment Center) [4]	500,000	6.13	1/1/33	307,500

WI Public Finance Auth. Rev. (MN College of Osteopathic Medicine) 2, [4,5]	7,608	5.50	12/1/48	2,358

WI Public Finance Auth. Rev. (Roseman University Health Sciences)	135,000	5.00	4/1/25	134,746

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

WI Public Finance Auth. Rev. (Searstone CCRC Project) [4]	750,000	3.00	6/1/28	667,987

				9,024,389

Total Municipal Bonds (Cost: $266,637,158)				219,256,008

	Quantity

Investment Companies - 4.3%

BlackRock Municipal Income Fund, Inc. (MUI)	52,666			615,139

BlackRock MuniHoldings Fund, Inc. (MHD)	51,519			620,804

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	45,777			459,601

BlackRock MuniYield Quality Fund III, Inc. (MYI)	48,671			551,929

BNY Mellon Strategic Municipal Bond Fund, Inc. (DSM)	12,028			72,288

DWS Municipal Income Trust (KTF)	93,236			829,801

DWS Strategic Municipal Income Trust (KSM)	29,351			248,897

Invesco Advantage Municipal Income Trust II (VKI)	62,289			554,995

Invesco Municipal Opportunity Trust (VMO)	62,240			610,574

Invesco Municipal Trust (VKQ)	76,872			762,570

Invesco Pennsylvania Value Municipal Income Trust (VPV)	31,500			316,260

Invesco Quality Municipal Income Trust (IQI)	91,114			909,318

Invesco Trust for Investment Grade Municipals (VGM)	66,447			660,483

Nuveen AMT-Free Municipal Credit Income Fund (NVG)	17,623			207,599

Nuveen AMT-Free Quality Municipal Income Fund (NEA)	163,972			1,823,369

Nuveen Quality Municipal Income Fund (NAD)	101,846			1,174,284

Total Investment Companies (cost: $12,990,388)				10,417,911

Total Investments in Securities - 94.5% (cost: $279,627,546)				229,673,919

Other Assets and Liabilities, net - 5.5%				13,481,425

Net Assets - 100.0%				$243,155,344

[1]

Variable rate security. Rate disclosed is as of March 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[2]	Security considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2023 was $4,283,161 and represented 1.8% of net assets.
[4]

144A Restricted Security. The total value of such securities as of March 31, 2023 was $27,905,008 and represented 11.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]

The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2023 was $3,769,177 and represented 1.6% of net assets.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.
[9]

Municipal Lease Security. The total value of such securities as of March 31, 2023 was $2,415,555 and represented 1.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2023.
[15]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

MARCH 31, 2023	35

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Tax-Free Income Fund (Continued)

Short futures contracts outstanding as of March 31, 2023 were as follows:

Type	Contracts	Expiration Date	Notional Amount ($)	Value/ Unrealized Appreciation (Depreciation) ($)

Short Futures: [10]
U.S. Treasury Long Bond	72	June 2023	(9,443,250)	(387,874)
U.S. Treasury 2-Year	132	June 2023	(27,251,813)	(283,343)
U.S. Treasury 5-Year	241	June 2023	(26,391,382)	(513,713)
U.S. Treasury 10-Year	399	June 2023	(45,853,830)	(1,241,549)

				(2,426,479)

[10]	The amount of $6,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2023.

A summary of the levels for the Fund’s investments as of March 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Assets
Municipal Bonds	—	219,256,008	—	219,256,008
Investment Companies	10,417,911	—	—	10,417,911

Total:	10,417,911	219,256,008	—	229,673,919

Liabilities
Futures	(2,426,479)	—	—	(2,426,479)

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS ANNUAL REPORT

[This page is intentionally left blank.]

MARCH 31, 2023	37

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Sit Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

Fund Performance

The Sit Minnesota Tax-Free Income Fund provided a return of -2.08% during the 12-month period ended March 31, 2023, versus a return of +1.76% for its benchmark, the Bloomberg 5-year Municipal Bond Index. As of March 31, 2023, the Fund’s 30-day SEC yield was 3.23%, compared to the yield of 2.64% for the benchmark index. The Fund’s 12-month distribution rate was 2.86%.

Factors that Influenced the Fund’s Performance

U.S. Treasury yields rose roughly 115 to 170 basis points throughout the period, with short rates rising most and the yield curve inverting in 3Q22. Along the same lines, the tax-exempt yield curve shifted higher as well. Yields for the shortest tax-exempt maturities rose approximately 60 basis points from the beginning of the period. Meanwhile, yields for intermediate and long maturities rose by approximately 10 basis points and 75 basis points respectively. Tax-exempt bond outflows exceeded $100B for the period and provided significant headwinds for the municipal market throughout 2022, before leveling off in early 2023. Municipal issuance for the period was about $360B, which trailed the prior year by almost 25%, yet still proved challenging for the market to absorb amid the dramatic negative fund flows. In comparison, Minnesota issuance declined almost 28% from the prior year. Credit spreads for tax-exempt bonds widened throughout the period, especially for non-rated bonds and bonds rated BBB and below, thereby pushing municipal bond prices lower.

Minnesota’s budget and economic outlook have recovered strongly in the wake of the Covid-19 pandemic. The February forecast for the next biennium showed a projected surplus of $17.5 billion. Minnesota’s unemployment rate remains below the 3.5% national rate as of March 2023 and the state’s G.O. bond rating now sits at the highest level with both Standard & Poor’s Corp. at AAA and Moody’s at Aaa.

The Fund’s performance for the period was dampened in part because of a larger weighting of long duration bonds relative to the benchmark, as longer bonds dramatically underperformed shorter bonds. However, the Fund’s hedge in U.S. Treasury futures partially offset this deficit as Treasury yields rose significantly, especially on the short end, during the period. In terms of credit quality, AAA-rated bonds were the best performing part of the index during the period, and BBB-rated bonds the worst. From a sector perspective, the Fund’s significant weighting in single-family mortgage revenue bonds as well as G.O. bonds both lagged the benchmark mostly due to low coupon structures. Multi-family housing bonds (with a large concentration in senior living), education and healthcare bonds hurt performance as well. Conversely, the Fund’s small weightings in escrowed to maturity/pre-refunded bonds and transportation revenue bonds performed relatively better.

Outlook and Positioning

Municipal credit remains strong in general, and the volatility experienced in the period was almost exclusively interest rate driven. We are mindful that the economy is experiencing stubbornly high inflation, and some municipal issuers, particularly healthcare and senior living issuers, are experiencing significant

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg 5-Year Municipal Bond Index is the 5 year (4-6) component of the Bloomberg Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

increases in operating costs. Moreover, 2022 income tax collections may be down in Minnesota, especially from capital gains. Fortunately, the State of Minnesota will benefit from the projected budget surplus. Although we are watching credits and industries for negative trends, we are confident that the vast majority of municipal credits remain fundamentally strong.

The Fund’s core strategy continues to emphasize current income as the primary driver of returns over the long run and the Fund maintains a significant yield advantage over the benchmark. The Fund’s longer than benchmark duration, allocation to non-rated bonds and focus on bond structures with attractive prepayment characteristics all contribute to this yield advantage. We will continue to add higher coupon bonds and focus deeply on credit analysis to differentiate opportunities as they arise. The Fund remains diversified on an issuer basis to mitigate credit and liquidity risk, and we believe the Fund is well-positioned to achieve attractive risk-adjusted returns going forward.

Paul J. Jungquist, CFA	Todd S. Emerson, CFA
Senior Portfolio Manager	Kevin P. O’Brien, CFA
Portfolio Managers

Information on this page is unaudited.

38	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2023

	Sit Minnesota Tax-Free Income Fund	Bloomberg 5-Year Muni Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]

One Year	-2.08%	1.76%	1.71%
Five Year	0.95	1.73	1.17
Ten Year	1.94	1.64	1.88
Since Inception (12/1/93)	4.04	3.78	3.84

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg 5-Year Municipal Bond Index is the 5 year (4-6) component of the Bloomberg Municipal Bond Index, unmanaged rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	26.1%
Multifamily Mortgage	18.9
Education/Student Loan	14.9
Hospital/Health Care	13.1
General Obligation	10.8
Sectors less than 5%	11.8
Cash & Other Net Assets	4.4

Based on net assets as of March 31, 2023.

PORTFOLIO SUMMARY

Net Asset Value 3/31/23:	$9.43	Per Share
Net Asset Value 3/31/22:	$9.94	Per Share
Net Assets:	$467.0	Million
Average Maturity	16.9	Years
Effective Duration:[3]	5.1	Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by Sit Investment Associates, Inc. (the “Adviser”) and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities

A	0.9%
BBB	6.3
BB	13.5
<BB	1.5

Total	22.2%

Information on this page is unaudited.

MARCH 31, 2023	39

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Minnesota Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 95.3%

Education/Student Loan - 14.9%

Baytown Township Rev. (St. Croix Prep)	1,000,000	4.00	8/1/36	849,510

Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,100,000	4.00	7/1/37	924,924

Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,750,000	4.25	7/1/47	1,339,153

Brooklyn Park Charter School Lease Rev. (Athlos Leadership Academy Proj.)	605,000	5.25	7/1/30	577,237

Cologne Charter School Lease Rev. (Cologne Academy Proj.)	320,000	4.00	7/1/24	317,498

Cologne Charter School Lease Rev. (Cologne Academy Proj.)	575,000	5.00	7/1/29	574,344

Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	855,000	5.25	7/1/37	856,890

Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	600,000	5.25	7/1/40	599,580

Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	1,000,000	5.50	7/1/50	1,000,740

Duluth Hsg. & Redevelopment Auth. Rev. (Public School Academy Proj.)	1,100,000	5.00	11/1/38	1,036,321

Duluth Hsg. & Redevelopment Auth. Rev. (Public School Academy Proj.)	350,000	5.00	11/1/48	311,616

Forest Lake Charter School Lease Rev. (Lake International Language Academy)	405,000	4.50	8/1/26	403,246

Forest Lake Charter School Lease Rev. (Lake International Language Academy)	1,000,000	5.00	8/1/36	974,300

Forest Lake Charter School Lease Rev. (Lake International Language Academy)	850,000	5.50	8/1/36	853,476

Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	875,000	5.00	7/1/31	877,004

Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	1,000,000	5.00	7/1/36	975,340

Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	815,000	4.00	11/1/26	789,368

Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	2,720,000	5.00	11/1/36	2,626,296

Hugo Charter School Lease Rev. (Noble Academy Proj.)	750,000	5.00	7/1/29	750,293

Hugo Charter School Lease Rev. (Noble Academy Proj.)	1,000,000	5.00	7/1/34	977,230

Independence Charter School Lease Rev. (Beacon Academy Proj.)	305,000	4.25	7/1/26	295,993

Independence Charter School Lease Rev. (Beacon Academy Proj.)	750,000	4.75	7/1/31	713,062

Independence Charter School Lease Rev. (Beacon Academy Proj.)	1,200,000	5.00	7/1/36	1,127,844

Independence Charter School Lease Rev. (Paladin High School Proj.)	225,000	3.25	6/1/31	187,202

Independence Charter School Lease Rev. (Paladin High School Proj.)	1,410,000	4.00	6/1/51	980,655

Minneapolis School Lease Rev. (Friendship Academy of the Arts) [4]	585,000	4.00	12/1/31	521,060

Minneapolis School Lease Rev. (Friendship Academy of the Arts) [4]	1,385,000	5.25	12/1/43	1,238,689

Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	4.25	12/1/27	975,190

Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	5.00	12/1/37	976,580

MN Higher Education Fac. Auth. Rev. (Augsburg College)	3,195,000	4.25	5/1/40	2,659,646

MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	1,500,000	5.00	5/1/47	1,357,875

MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,900,000	5.00	3/1/37	1,945,277

MN Higher Education Fac. Auth. Rev. (College of St. Olaf)	2,530,000	3.00	10/1/41	2,091,399

MN Higher Education Fac. Auth. Rev. (Macalester College)	300,000	3.00	3/1/43	248,556

MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	2,000,000	5.00	10/1/47	2,114,260

MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	4,000,000	5.00	10/1/47	4,228,520

MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	750,000	5.00	4/1/35	792,488

MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	3,150,000	4.00	4/1/39	3,092,985

MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	850,000	5.00	10/1/40	902,828

MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	4,000,000	4.00	10/1/44	3,896,160

MN Office of Higher Education Rev. [8]	2,505,000	2.65	11/1/38	2,124,465

MN Office of Higher Education Rev. [8]	1,415,000	4.00	11/1/37	1,410,415

Moorhead Educational Fac. Rev. (Concordia College Corp. Proj.)	1,250,000	5.00	12/1/40	1,276,200

Savage Charter School Lease Rev. (Aspen Academy)	395,000	4.00	10/1/26	381,258

See accompanying notes to financial statements.

40	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

St. Cloud Charter School Lease Rev. (Stride Academy Proj.)	1,850,000	5.00	4/1/36	1,532,096

St. Paul Hsg. & Redev. Auth.	700,000	5.00	12/1/30	709,709

St. Paul Hsg. & Redev. Auth.	1,150,000	5.00	12/1/37	1,155,520

St. Paul Hsg. & Redev. Auth.	705,000	5.00	12/1/46	688,841

St. Paul Hsg. & Redev. Auth. (German Immersion School)	95,000	4.00	7/1/23	94,749

St. Paul Hsg. & Redev. Auth. (German Immersion School)	855,000	5.00	7/1/33	855,068

St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	720,000	4.50	12/1/29	681,797

St. Paul Hsg. & Redev. Auth. (Math & Science Academy) [4]	1,000,000	3.00	6/1/31	832,700

St. Paul Hsg. & Redev. Auth. (Math & Science Academy) [4]	1,225,000	4.00	6/1/51	847,112

St. Paul Hsg. & Redev. Auth. (Nova Classical Academy Proj.)	325,000	2.00	9/1/26	296,595

St. Paul Hsg. & Redev. Auth. (Nova Classical Academy Proj.)	350,000	4.00	9/1/31	330,568

St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	1,135,000	4.63	3/1/43	973,875

St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	735,000	4.00	7/1/25	719,543

St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	955,000	5.00	7/1/35	916,065

St. Paul Hsg. & Redev. Auth. (Twin Cities German Immersion School)	555,000	5.00	7/1/49	494,788

St. Paul Hsg. & Redev. Auth. Rev. (Community of Peace Academy Proj.)	950,000	3.00	12/1/29	862,628

St. Paul Hsg. & Redev. Auth. Rev. (Community of Peace Academy Proj.)	600,000	4.00	12/1/39	536,058

St. Paul Hsg. & Redev. Auth. Rev. (Community of Peace Academy Proj.)	1,000,000	4.00	12/1/49	813,040

St. Paul Hsg. & Redev. Auth. Rev. (Metro Deaf School Proj.) [4]	700,000	5.00	6/15/38	671,860

St. Paul Hsg. & Redev. Auth. Rev. (Nova Classical Academy Proj.)	600,000	4.00	9/1/36	521,598

St. Paul Hsg. & Redev. Auth. Rev. (Nova Classical Academy Proj.)	1,000,000	4.13	9/1/47	798,200

Woodbury Charter School Lease Rev.	450,000	3.00	12/1/30	418,797

Woodbury Charter School Lease Rev.	400,000	4.00	12/1/40	363,200

Woodbury Charter School Lease Rev.	555,000	4.00	12/1/50	472,488

				69,739,868

Escrowed To Maturity/Prerefunded - 1.5%

Lakeville Hsg. & Redev. Auth. Parking Rev. (Ice Arena. Proj.)	1,250,000	4.00	2/1/32	1,303,138

St. Paul Park Health Care Facs. Rev (Presbyterian Homes Interlu Proj.)	1,000,000	5.00	5/1/43	1,021,560

Western MN Municipal Power Agy. Rev.	4,725,000	5.00	1/1/46	4,808,963

				7,133,661

General Obligation - 10.8%

Apple Valley G.O.	365,000	2.00	12/15/41	249,930

Blooming Prairie Independent School District No. 756	1,300,000	2.25	2/1/45	888,628

Duluth Independent School District No. 709 [6]	1,325,000	1.90	2/1/31	1,012,804

Duluth Independent School District No. 709 [6]	1,080,000	2.03	2/1/32	792,785

Duluth Independent School District No. 709 [6]	1,075,000	2.15	2/1/33	755,886

Itasca County Independent School District No. 318	4,050,000	2.00	2/1/39	2,964,398

Itasca County Independent School District No. 318	4,250,000	2.00	2/1/40	3,044,275

Itasca G.O.	2,500,000	2.38	2/1/45	1,755,350

Itasca G.O.	4,000,000	2.50	2/1/50	2,745,160

Lakeville Independent School District No. 194	500,000	2.00	2/1/37	386,975

Madison Lake G.O.	590,000	2.13	2/1/42	416,581

Minnetonka Independent School District No. 276	1,900,000	5.00	2/1/41	1,951,414

Moorhead G.O.	605,000	2.00	2/1/38	454,397

Moorhead G.O.	365,000	2.13	2/1/40	266,326

See accompanying notes to financial statements.

MARCH 31, 2023	41

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Moorhead G.O.	370,000	2.13	2/1/41	264,110

Moorhead G.O.	510,000	2.13	2/1/42	360,162

Morrison Co. Education District No. 6979	1,000,000	4.50	2/1/34	1,002,720

Norwood Young America Independent School District No. 108	2,000,000	2.13	2/1/41	1,428,200

Norwood Young America Independent School District No. 108	1,400,000	2.13	2/1/42	978,516

Norwood Young America Independent School District No. 108	1,500,000	2.25	2/1/45	1,031,010

Owatonna Independent School District No. 761	750,000	2.13	2/1/40	549,030

Richfield Independent School District No. 280	4,000,000	4.00	2/1/37	4,125,840

Robbinsdale Independent School District No. 281	1,000,000	2.25	2/1/41	732,710

Roseau Independent School District No. 682	400,000	2.25	2/1/46	270,660

Rothsay Independent School District No. 850	1,000,000	4.00	2/1/31	1,001,040

Rothsay Independent School District No. 850	450,000	4.00	2/1/32	450,468

Sauk Centre Independent School District No. 743	870,000	2.00	2/1/39	633,682

Sauk Centre Independent School District No. 743	1,000,000	2.00	2/1/40	713,010

Springfield Independent School District No. 85	750,000	2.00	2/1/39	543,353

Springfield Independent School District No. 85	500,000	2.00	2/1/40	355,515

St. Cloud G.O.	1,090,000	2.00	2/1/41	810,273

St. Cloud G.O.	560,000	2.00	2/1/42	409,214

St. Paul Independent School District No. 625	2,475,000	2.00	2/1/40	1,762,670

State of Minnesota G.O.	5,550,000	2.00	9/1/41	3,827,946

United Hospital District Health Care Facs. G.O (Lake Wood Health System)	1,005,000	5.00	12/1/30	1,065,079

White Bear Lake Independent School District No. 624	10,850,000	3.00	2/1/43	9,234,218

Zumbrota-Mazeppa Independent School District No. 2805	1,500,000	2.50	2/1/44	1,114,230

				50,348,565

Hospital/Health Care - 13.1%

Anoka Health Care and Hsg. Facs. Rev.	1,135,000	5.38	11/1/34	1,085,469

Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	250,000	5.00	11/1/29	253,045

Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	500,000	5.00	11/1/44	502,155

Chatfield Health Care and Hsg. Facs. Rev. (Chosen Valley Care Center)	1,225,000	5.00	9/1/52	960,143

Chippewa Co. Rev. (Monte Video Hospital Proj.)	2,000,000	4.00	3/1/32	2,011,080

Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	4.00	5/1/32	860,920

Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	1,400,000	5.75	8/1/30	1,127,532

Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	1,050,000	6.00	8/1/35	803,366

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	400,000	4.00	6/15/35	390,364

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	170,000	4.00	6/15/35	165,905

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	170,000	4.00	6/15/36	163,054

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	375,000	4.00	6/15/36	359,677

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	350,000	4.00	6/15/37	329,073

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	170,000	4.00	6/15/37	159,836

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	375,000	4.00	6/15/38	347,212

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	150,000	4.00	6/15/38	138,885

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	225,000	4.00	6/15/39	205,924

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	150,000	4.00	6/15/39	137,283

Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	850,000	3.00	6/15/44	606,866

Hayward Hsg. & Health Care Fac. Rev. (St. Johns Lutheran Home of Albert Lea Proj.) 2, [5]	1,900,000	5.00	10/1/34	1,235,000

Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	825,000	5.00	5/1/32	868,997

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	4,175,000	4.00	5/1/37	4,027,706

Minneapolis Health Care System Rev. (Fairview Health Services)	2,590,000	5.00	11/15/34	2,686,141

Minneapolis Health Care System Rev. (Fairview Health Services)	2,500,000	5.00	11/15/49	2,565,025

Moorhead Economic Dev. Auth. Rev.	550,000	4.60	9/1/25	532,103

Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,500,000	5.50	8/1/28	1,447,575

Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,000,000	6.00	8/1/36	933,810

Puerto Rico Industrial Tourist Educational Medical & Environmental Ctl. Facs. Fin. Auth. Rev. [11]	175,000	4.00	7/1/37	163,819

Puerto Rico Industrial Tourist Educational Medical & Environmental Ctl. Facs. Fin. Auth. Rev. [11]	200,000	4.00	7/1/39	183,260

Puerto Rico Industrial Tourist Educational Medical & Environmental Ctl. Facs. Fin. Auth. Rev. [11]	220,000	4.00	7/1/41	198,807

Rochester Health Care Facs. Rev. (Mayo Clinic)	5,000,000	5.00	11/15/33	6,095,750

Rochester Health Care Facs. Rev. (Mayo Clinic)	7,500,000	4.00	11/15/48	7,426,275

Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	745,000	5.00	9/1/28	761,956

St. Cloud Health Care Rev. (CentraCare Health System Proj.)	3,750,000	5.00	5/1/46	3,840,075

St. Cloud Health Care Rev. (CentraCare Health System Proj.)	500,000	5.00	5/1/48	519,280

St. Cloud Health Care Rev. (CentraCare Health System Proj.)	500,000	4.00	5/1/49	473,610

St. Louis Park Health Care Facs. Rev. (Mount Olivet Careview Home Health Proj.) [1]	2,250,000	4.60	6/1/41	1,871,528

St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	750,000	4.00	11/15/35	749,775

St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	4,000,000	4.00	11/15/43	3,677,960

St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	1,000,000	5.00	11/15/47	1,023,240

St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	4,800,000	5.00	7/1/32	4,986,624

St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	2,000,000	5.00	7/1/33	2,075,940

St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	2,150,000	5.00	5/1/38	1,876,585

Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	325,000	4.25	8/1/24	317,112

				61,145,742

Industrial/Pollution Control - 0.6%

St. Paul Port Auth. Rev. [8]	1,000,000	4.00	10/1/40	995,060

St. Paul Port Auth. Rev.	1,000,000	4.00	10/1/42	965,550

St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) 4, [8]	1,000,000	4.50	10/1/37	925,500

				2,886,110

Insured - 0.1%

Luverne Electric Rev.	500,000	3.00	12/1/47	381,565

Multifamily Mortgage - 18.9%

Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	5.50	11/1/46	912,650

Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	3.90	2/1/31	421,750

Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	4.15	2/1/36	389,205

Apple Valley Rev. (Orchard Path Phase II Proj.)	260,000	4.00	9/1/30	244,364

Apple Valley Rev. (Orchard Path Phase II Proj.)	300,000	4.00	9/1/36	263,946

Apple Valley Rev. (Orchard Path Phase II Proj.)	440,000	4.00	9/1/41	368,227

Apple Valley Rev. (Orchard Path Phase II Proj.)	830,000	4.00	9/1/51	641,233

Apple Valley Rev. (Orchard Path Phase II Proj.)	750,000	4.00	9/1/61	550,290

Apple Valley Senior Hsg. Rev. (Orchard Path Proj.)	2,000,000	5.00	9/1/58	1,853,460

Apple Valley Senior Hsg. Rev. (Presbyterian Homes)	1,500,000	5.00	9/1/43	1,451,475

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	475,000	4.00	1/1/25	442,957

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,045,000	4.00	1/1/25	1,002,207

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,175,000	4.00	1/1/26	1,098,860

See accompanying notes to financial statements.

MARCH 31, 2023	43

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	900,000	6.75	1/1/27	777,123

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	950,000	4.00	1/1/30	794,722

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,430,000	4.25	1/1/37	1,056,455

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	950,000	7.00	1/1/37	641,877

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,640,000	4.38	1/1/47	1,068,936

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	2,850,000	5.00	1/1/47	1,652,116

Bethel Rev. (Grandview Christian Home Proj.)	3,000,000	5.00	10/1/41	2,652,240

Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.) [2]	1,250,000	5.13	7/1/25	812,500

Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.) [2]	1,645,000	5.75	7/1/35	1,069,250

Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.) [2]	2,000,000	6.13	7/1/45	1,300,000

Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	350,000	6.00	1/1/27	350,091

Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	750,000	6.00	8/1/33	750,765

Cloquet Rev. (HADC Cloquet, LLC Proj.)	180,000	2.20	8/1/28	152,743

Cloquet Rev. (HADC Cloquet, LLC Proj.)	250,000	2.60	8/1/30	205,160

Cloquet Rev. (HADC Cloquet, LLC Proj.)	200,000	2.80	8/1/31	162,316

Cloquet Rev. (HADC Cloquet, LLC Proj.)	200,000	3.20	8/1/34	156,970

Cloquet Rev. (HADC Cloquet, LLC Proj.)	500,000	4.00	8/1/41	374,220

Cloquet Rev. (HADC Cloquet, LLC Proj.)	500,000	4.00	8/1/48	343,830

Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev.	3,500,000	4.00	1/1/42	3,500,910

Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (The Quill Proj.) [4]	2,500,000	3.55	4/1/39	1,803,275

Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	500,000	5.00	8/1/51	444,645

Fridley Multifamily Hsg. Rev. (Village Green Apartments Proj.)	3,318,978	3.75	11/1/34	3,368,596

Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	1,350,000	5.38	8/1/34	1,163,133

Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	500,000	5.75	2/1/44	409,810

Independence Health Care Facs. Rev. (Augustana Chapel View Home)	250,000	4.00	12/1/32	208,528

Lauderdale Multifamily Hsg. Rev. (The Fern Senior Affordable Housing Proj.)	2,000,000	5.13	1/1/40	1,893,300

Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	500,000	5.00	7/1/39	448,520

Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	2,765,000	4.75	1/20/42	2,766,355

Minneapolis Multifamily Hsg. Rev. (14th & Central LLLP Proj.) (FNMA Collateralized)	4,699,058	2.35	2/1/38	4,131,835

Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	1,015,000	5.75	7/15/31	1,013,569

Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	375,000	4.75	11/1/28	357,825

Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	1,500,000	5.00	11/1/35	1,376,250

Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	1,090,000	4.00	11/1/25	1,049,430

Minnetonka MF Hsg. Rev. (Elmbrooke & Golden Valley Townhome Proj.) (FNMA Collateralized)	1,856,450	3.00	11/1/34	1,767,786

MN Hsg. Fin. Agy. Rental Hsg. Rev.	1,000,000	5.20	8/1/43	1,004,540

Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	280,000	4.65	9/1/26	267,492

Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	1,000,000	5.00	9/1/32	894,290

Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	250,000	5.13	9/1/37	213,335

New Ulm Economic Dev. Auth. Rev. (HADC Ridgeway Proj.)	1,500,000	5.00	8/1/39	1,188,390

North Oaks Rev. (Waverly Gardens Proj.)	150,000	4.25	10/1/41	134,850

North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	2,000,000	4.00	10/1/33	1,867,740

North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,500,000	5.00	10/1/35	1,518,660

North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,000,000	5.00	10/1/47	972,470

Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,950,000	5.00	12/1/30	1,808,859

Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	720,000	6.38	12/1/33	723,118

Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	2,500,000	6.50	12/1/35	2,510,400

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	250,000	6.88	12/1/48	250,547

Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	2,150,000	5.30	9/1/37	1,992,362

Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	500,000	5.00	9/1/35	453,800

Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	1,715,000	5.13	1/1/39	1,456,001

St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	250,000	5.75	12/1/28	250,492

St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	2,000,000	6.00	12/1/30	2,004,240

St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	750,000	4.25	7/1/39	600,233

St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	1,500,000	5.00	7/1/55	1,197,705

St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj)	1,000,000	5.50	12/1/38	1,031,170

St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	2,950,000	4.25	12/1/27	2,844,626

St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	2,400,000	5.00	12/1/47	2,295,000

St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	1,000,000	5.30	11/1/30	929,040

St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	2,590,000	5.38	5/1/43	2,142,085

St. Paul Park Senior Hsg. Rev. (Presbyterian Homes Bloomin Proj.)	1,500,000	5.00	9/1/42	1,442,265

St. Peter Hsg. & Health Care Fac. Rev. (Ecumen Second Century & Owatonna Senior Living Proj.)	875,000	5.00	3/1/40	798,403

Vergas Hsg. & Healthcare Facs. Rev. (CDL Homes Proj.)	1,000,000	4.25	8/1/43	760,150

Vergas Rev. (CDL Homes Proj.)	200,000	4.00	8/1/25	193,396

Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	1,500,000	4.00	8/1/44	1,224,330

Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	1,000,000	5.00	8/1/49	936,070

Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	2,750,000	5.00	8/1/54	2,541,605

West St. Paul Hsg. & Health Care Rev. (Walker Westwood Ridge Camp)	250,000	5.00	11/1/49	224,295

				88,337,664

Municipal Lease - 3.1% [9]

Duluth Independent School District No. 709	1,875,000	2.60	3/1/28	1,711,087

Duluth Independent School District No. 709	920,000	3.00	3/1/32	797,428

Lake Agassiz Education Cooperative No. 0397-52	645,000	2.50	2/1/32	565,981

Lake Agassiz Education Cooperative No. 0397-52	365,000	2.75	2/1/36	307,794

Minnetonka Independent School District No. 276	400,000	3.00	3/1/42	351,288

Minnetonka Independent School District No. 276	500,000	3.00	7/1/50	412,280

Minnetonka Independent School District No. 276	1,410,000	2.25	2/1/44	981,078

Minnetonka Independent School District No. 276	1,000,000	2.13	2/1/41	718,030

Minnetonka Independent School District No. 276	750,000	2.38	7/1/51	495,495

MN Hsg. Fin. Agy. Rev.	2,065,000	3.00	8/1/43	1,710,625

MN Hsg. Fin. Agy. Rev. (State Appropriation)	2,000,000	5.00	8/1/34	2,050,300

Northeastern Metropolitan Intermediate School District No. 916	1,000,000	5.00	2/1/34	1,038,040

Pine Island Independent School District No. 255	525,000	2.00	2/1/40	398,979

Pine Island Independent School District No. 255	1,110,000	2.20	2/1/44	773,037

Pine Island Independent School District No. 255	895,000	2.25	2/1/47	601,243

Rochester Economic Dev. Auth. Rev.	485,000	2.13	2/1/38	379,057

Shakopee Independent School Dist. No. 720	500,000	2.00	2/1/31	449,080

Waconia Independent School District No. 110	500,000	5.00	2/1/37	513,355

Winona School District No. 861 Lease Purchase	97,630	6.04	8/1/24	97,801

				14,351,978

Other Revenue Bonds - 2.8%

Crystal Governmental Fac. Rev.	230,798	5.10	12/15/26	214,397

See accompanying notes to financial statements.

MARCH 31, 2023	45

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Minneapolis Tax Increment Rev.	170,000	3.80	3/1/25	167,730

Minneapolis Tax Increment Rev.	200,000	4.00	3/1/27	197,758

Minneapolis Tax Increment Rev.	260,000	4.00	3/1/30	251,360

Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	425,000	5.00	2/15/27	411,638

Northeastern Metropolitan Intermediate School District No. 916	2,500,000	4.00	2/1/38	2,510,200

St. Paul Hsg. & Redev. Auth. Rev. (Amherst H Wilder Foundation Proj.)	1,750,000	5.00	12/1/36	1,750,980

St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	497,000	6.38	2/15/28	497,070

St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	515,000	6.50	3/1/29	515,124

St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	732,000	7.00	2/15/28	733,325

St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	441,000	7.50	2/15/28	441,057

St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	3,695,000	5.00	8/1/36	3,695,554

Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	2,000,000	5.00	10/1/42	1,566,860

				12,953,053

Sales Tax Revenue - 1.1% [11]

American Samoa Economic Development Authority Rev. [4]	300,000	6.00	9/1/23	300,249

American Samoa Economic Development Authority Rev.	2,000,000	6.25	9/1/29	2,096,860

Guam Govt. Business Privilege Tax Rev.	2,750,000	5.00	11/15/35	2,775,135

				5,172,244

Single Family Mortgage - 26.1%

Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	540,000	4.45	12/1/32	540,140

Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	45,000	4.63	12/1/30	45,025

Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	305,000	4.88	12/1/33	305,186

Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	100,000	4.45	12/1/27	99,827

MN Hsg. Fin. Agy. Homeownership Fin.	7,295,000	2.25	7/1/41	5,621,235

MN Hsg. Fin. Agy. Homeownership Fin.	8,270,000	2.40	7/1/46	6,217,469

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	3,130,000	2.45	7/1/45	2,569,605

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4,985,000	2.45	7/1/46	3,717,514

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,714,275	3.30	3/1/48	1,651,292

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,772,285	3.30	5/1/48	1,707,172

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	563,528	3.75	11/1/48	548,189

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	573,440	3.60	1/1/49	556,008

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	603,988	3.45	3/1/49	583,713

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	977,561	3.15	6/1/49	938,536

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,060,343	2.47	1/1/50	950,608

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	8,585,000	2.55	1/1/51	7,029,827

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4,290,000	2.50	7/1/51	3,064,090

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,120,000	1.65	7/1/30	987,179

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	475,000	2.38	7/1/46	342,100

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	9,340,000	2.45	1/1/52	6,913,842

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	3,440,000	2.40	1/1/35	2,930,158

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4,785,000	2.75	7/1/42	3,942,409

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,270,000	2.90	1/1/45	1,034,974

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	570,000	2.70	7/1/33	533,452

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	250,000	2.75	1/1/34	233,780

MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,300,000	3.00	7/1/43	1,892,624

See accompanying notes to financial statements.

46	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,995,000	3.50	1/1/32	3,947,979

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,525,000	3.60	7/1/33	1,486,646

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,340,000	2.45	7/1/34	1,239,272

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,437,000	3.80	7/1/38	3,386,270

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,290,000	2.55	7/1/39	3,934,359

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,115,000	3.90	7/1/43	3,048,651

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,885,000	2.80	1/1/44	2,449,019

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,775,000	2.70	7/1/44	2,238,509

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,130,000	2.75	7/1/44	2,768,548

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,150,000	3.75	1/1/50	1,150,379

MN Hsg. Fin. Agy. Rev. [8]	1,000,000	5.35	7/1/36	1,064,780

MN Hsg. Fin. Agy. Rev. [8]	500,000	2.30	7/1/32	449,025

MN Hsg. Fin. Agy. Rev. [8]	1,585,000	2.35	1/1/33	1,420,461

MN Hsg. Fin. Agy. Rev. [8]	1,030,000	2.40	7/1/33	920,933

MN Hsg. Fin. Agy. Rev.	3,835,222	2.05	12/1/51	3,458,795

MN Hsg. Fin. Agy. Rev.	3,165,000	2.00	7/1/40	2,412,996

MN Hsg. Fin. Agy. Rev.	3,850,000	2.15	7/1/45	2,767,842

MN Hsg. Fin. Agy. Rev.	6,205,000	2.20	1/1/51	4,331,276

MN Hsg. Fin. Agy. Rev.	9,360,000	2.35	7/1/41	7,702,812

MN Hsg. Fin. Agy. Rev.	5,580,000	2.55	1/1/46	4,547,533

MN Hsg. Fin. Agy. Rev.	2,500,000	5.00	7/1/53	2,653,000

MN Hsg. Fin. Agy. Rev.	1,250,000	5.10	7/1/42	1,324,062

MN Hsg. Fin. Agy. Rev.	1,715,000	5.15	7/1/45	1,807,764

MN Hsg. Fin. Agy. Rev.	1,500,000	6.00	1/1/53	1,659,810

MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC)	395,000	4.00	1/1/47	395,802

MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC) [8]	225,000	4.00	1/1/41	224,795

MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC)	2,800,000	4.30	7/1/43	2,765,756

MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC)	1,085,000	4.38	7/1/45	1,072,457

				121,585,485

Transportation - 0.9%

Minneapolis & St. Paul Metro Airport Commission Sub. Rev. [8]	1,000,000	5.00	1/1/47	1,042,620

Minneapolis & St. Paul Metro Airport Commission Sub. Rev. [8]	500,000	5.25	1/1/47	533,290

Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	1,100,000	5.00	1/1/33	1,114,553

Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	600,000	5.00	1/1/34	607,692

Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	1,000,000	4.25	1/1/52	998,650

				4,296,805

Utility - 1.4%

Guam Govt. Waterworks Auth. Rev. [11]	2,000,000	5.00	1/1/46	2,029,200

Rochester Electric Utility Rev.	500,000	5.00	12/1/42	527,350

Southern Minnesota Municipal Power Agency	1,000,000	5.00	1/1/41	1,048,820

St. Paul Hsg. & Redev. Auth.	900,000	3.38	10/1/37	829,323

St. Paul Sewer Rev.	1,220,000	2.00	12/1/41	840,190

Western MN Municipal Power Agy. Rev.	550,000	5.00	1/1/25	572,192

See accompanying notes to financial statements.

MARCH 31, 2023	47

SCHEDULE OF INVESTMENTS

March 31, 2023

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Western MN Municipal Power Agy. Rev.	600,000	5.00	1/1/35	633,828

				6,480,903

Total Municipal Bonds (cost: $502,611,374)				444,813,643

	Quantity

Investment Companies - 0.3%

Nuveen Minnesota Quality Municipal Income Fund (NMS)	132,458			1,602,742

Total Investment Companies (cost: $1,829,974)				1,602,742

Total Investments in Securities - 95.6% (cost: $504,441,348)				446,416,385

Other Assets and Liabilities, net - 4.4%				20,578,289

Net Assets - 100.0%				$466,994,674

[1]

Variable rate security. Rate disclosed is as of March 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[2]	Security considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2023 was $4,416,750 and represented 0.9% of net assets.
[4]

144A Restricted Security. The total value of such securities as of March 31, 2023 was $9,536,859 and represented 2.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]

The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2023 was $1,235,000 and represented 0.3% of net assets.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2023, 3.0% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2023 was $14,351,978 and represented 3.1% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2023 was $9,314,190 and represented 2.0% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2023 were as follows:

Type	Contracts	Expiration Date	Notional Amount ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Short Futures: [10]
U.S. Treasury Long Bond	117	June 2023	(15,345,281)	(630,295)
U.S. Treasury 2-Year	215	June 2023	(44,387,422)	(461,506)
U.S. Treasury 5-Year	393	June 2023	(43,036,570)	(837,715)
U.S. Treasury 10-Year	651	June 2023	(74,814,144)	(2,025,684)

				(3,955,200)

[10]	The amount of $9,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2023.

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Assets
Municipal Bonds	—	444,813,643	—	444,813,643
Investment Companies	1,602,742	—	—	1,602,742

Total:	1,602,742	444,813,643	—	446,416,385

Liabilities
Futures	(3,955,200)	—	—	(3,955,200)

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

MARCH 31, 2023	49

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2023

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$378,165,446	$146,876,499	$279,627,546	$504,441,348

Investments in securities, at fair value - see accompanying schedule for detail	$355,440,394	$143,375,737	$229,673,919	$446,416,385
Cash in bank on demand deposit	—	—	9,935,411	11,798,063
Cash collateral held at broker	—	600,000	6,000,000	9,000,000
Accrued interest and dividends receivable	1,646,690	1,008,059	3,146,685	5,040,241
Receivable for investment securities sold	1,060,895	21,452	324,505	—
Receivable for Fund shares sold	459,373	966,175	229,344	631,218

Total assets	358,607,352	145,971,423	249,309,864	472,885,907

LIABILITIES
Payable for investment securities purchased	—	1,036,690	3,000,480	—
Payable for Fund shares redeemed	633,881	63,748	329,537	1,473,369
Cash portion of dividends payable to shareholders	41,323	378	260,093	148,607
Variation margin on futures contracts	—	112,490	2,424,791	3,952,448
Accrued supervisory and administrative fees	164,844	50,140	98,594	237,607
Accrued investment management fees	61,472	24,411	41,025	79,202

Total liabilities	901,520	1,287,857	6,154,520	5,891,233

Net assets applicable to outstanding capital stock	$357,705,832	$144,683,566	$243,155,344	$466,994,674

Net assets consist of:
Capital (par value and paid-in surplus)	$395,448,081	$152,427,901	$305,027,634	$532,738,378
Total distributable earnings (loss), including unrealized appreciation (depreciation)	(37,742,249)	(7,744,335)	(61,872,290)	(65,743,704)

	$357,705,832	$144,683,566	$243,155,344	$466,994,674

Outstanding shares:
Class S Shares (Class S)*	25,697,202	3,638,969	14,753,956	49,546,321

Class Y Shares (Class Y)*	8,854,648	11,634,285	13,710,995	—

Net assets applicable to outstanding shares:
Net Assets (Class S)*	$266,067,178	$34,440,114	$126,040,724	$466,994,674

Net Assets (Class Y)*	91,638,654	110,243,452	117,114,620	—

Net asset value per share of outstanding capital stock:
Net Assets Value (Class S)*	$10.35	$9.46	$8.54	$9.43

Net Assets Value (Class Y)*	10.35	9.48	8.54	—

*	Sit U.S. Government Securities Fund, Sit Quality Income Fund and Sit Tax-Free Income Fund offer multiple share classes (S and Y). Sit Minnesota Tax Free Income Fund offers a single share class.

See accompanying notes to financial statements.

50	MARCH 31, 2023

STATEMENTS OF OPERATIONS

Year Ended March 31, 2023

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
Investment income:
Income:
Dividends	—	—	$585,211	$76,226
Interest	$13,518,169	$5,405,608	10,310,817	18,907,190

Total income	13,518,169	5,405,608	10,896,028	18,983,416

Expenses (note 4):
Investment management fee	807,157	338,310	547,815	1,026,823
Supervisory and administrative fee	2,151,462	630,503	1,326,283	3,080,469

Total expenses	2,958,619	968,813	1,874,098	4,107,292

Less fees and expenses waived by investment adviser	—	(51,281)	—	—

Total net expenses	2,958,619	917,532	1,874,098	4,107,292

Net investment income	10,559,550	4,488,076	9,021,930	14,876,124

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(5,386,443)	(5,512,517)	(12,191,747)	(13,187,066)
Net realized gain (loss) on written options	715,880	—	—	—
Net realized gain (loss) on futures	—	2,043,109	10,025,368	13,817,508

Net change in unrealized appreciation (depreciation) on investments	(14,255,543)	(454,934)	(18,242,311)	(26,503,398)
Net change in unrealized appreciation (depreciation) on futures	—	(772,874)	(4,155,733)	(5,972,059)

Net gain (loss)	(18,926,106)	(4,697,216)	(24,564,423)	(31,845,015)

Net increase (decrease) in net assets resulting from operations	($8,366,556)	($209,140)	($15,542,493)	($16,968,891)

See accompanying notes to financial statements.

MARCH 31, 2023	51

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net investment income	$10,559,550	$4,763,191
Net realized gain (loss) on investments, written options and futures	(4,670,563)	5,997,591
Net change in unrealized depreciation of investments, written options and futures	(14,255,543)	(20,110,204)

Net increase (decrease) in net assets resulting from operations	(8,366,556)	(9,349,422)

Distributions from:
Net investment income and net realized gains
Common shares (Class S)	(7,510,551)	(3,318,866)
Common shares (Class Y)	(3,046,524)	(1,446,783)

Total distributions	(10,557,075)	(4,765,649)

Capital share transactions:
Proceeds from shares sold
Class S Shares	63,247,916	94,149,154
Class Y Shares	56,647,662	60,860,914
Reinvested distributions
Class S Shares	7,103,157	3,155,336
Class Y Shares	3,046,421	1,049,359
Payments for shares redeemed
Class S Shares	(108,707,441)	(167,125,867)
Class Y Shares	(72,452,694)	(77,498,698)

Increase (decrease) in net assets from capital transactions	(51,114,979)	(85,409,802)

Total increase (decrease) in net assets	(70,038,610)	(99,524,873)

Net assets:
Beginning of year	427,744,442	527,269,315

End of year	$357,705,832	$427,744,442

Capital transactions in shares:
Sold
Class S Shares	5,994,952	8,477,904
Class Y Shares	5,381,137	5,514,051
Reinvested distributions
Class S Shares	679,640	284,711
Class Y Shares	291,581	94,858
Redeemed
Class S Shares	(10,367,882)	(15,069,001)
Class Y Shares	(6,909,643)	(7,018,060)

Net increase (decrease)	(4,930,215)	(7,715,537)

See accompanying notes to financial statements.

52

Sit Quality Income Fund		Sit Tax-Free Income Fund		Minnesota Tax-Free Income Fund
Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

$4,488,076	$1,815,111	$9,021,930	$10,550,598	$14,876,124	$17,846,151
(3,469,408)	2,625,512	(2,166,379)	2,149,277	630,442	(62,787)
(1,227,808)	(3,311,300)	(22,398,044)	(30,389,708)	(32,475,457)	(50,081,087)

(209,140)	1,129,323	(15,542,493)	(17,689,833)	(16,968,891)	(32,297,723)

(2,292,234)	(1,945,396)	(4,670,105)	(6,316,370)	(16,123,197)	(17,846,258)
(4,867,214)	—	(4,351,818)	(4,233,533)	—	—

(7,159,448)	(1,945,396)	(9,021,923)	(10,549,903)	(16,123,197)	(17,846,258)

78,842,647	64,599,814	42,103,767	67,395,789	151,918,760	147,871,319
152,397,219	—	42,133,790	200,935,048	—	—

2,248,505	1,906,030	4,243,407	5,278,259	14,361,442	16,148,317
4,801,019	—	1,330,553	1,079,989	—	—

(179,130,345)	(39,238,702)	(92,461,765)	(223,085,440)	(294,357,293)	(166,012,837)
(42,352,437)	—	(84,043,355)	(17,180,184)	—	—

16,806,608	27,267,142	(86,693,603)	34,423,461	(128,077,091)	(1,993,201)

9,438,020	26,451,069	(111,258,019)	6,183,725	(161,169,179)	(52,137,182)

135,245,546	108,794,477	354,413,363	348,229,638	628,163,853	680,301,035

$144,683,566	$135,245,546	$243,155,344	$354,413,363	$466,994,674	$628,163,853

8,044,596	19,950,192	4,851,251	42,641,846	16,072,878	13,815,355
15,511,420	—	4,902,907	20,032,205	—	—

234,244	189,776	495,017	534,205	1,526,031	1,519,493
500,524	—	155,263	109,927	—	—

(18,194,974)	(17,425,118)	(10,709,335)	(58,199,033)	(31,230,947)	(15,866,056)
(4,377,659)	—	(9,738,767)	(1,750,540)	—	—

1,718,151	2,714,850	(10,043,664)	3,368,610	(13,632,038)	(531,208)

MARCH 31, 2023	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

Class S	Year Ended March 31,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$10.83	$11.17	$11.26	$10.92	$10.80

Operations:
Net investment income [1]	0.27	0.10	0.14	0.22	0.23
Net realized and unrealized gains (losses) on investments and written options	(0.48)	(0.34)	(0.09)	0.34	0.12

Total from operations	(0.21)	(0.24)	0.05	0.56	0.35
Distributions from:
Net investment income	(0.27)	(0.10)	(0.14)	(0.22)	(0.23)

Net Asset Value
End of period	$10.35	$10.83	$11.17	$11.26	$10.92

Total investment return [2]	(1.89%)	(2.16%)	0.44%	5.25%	3.31%

Net assets at end of period (000’s omitted)	$266,067	$318,439	$398,821	$404,985	$427,314

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.55%	0.90%	1.25%	2.06%	2.13%

Portfolio turnover rate (excluding short-term securities)	56.81%	40.96%	39.29%	29.91%	14.88%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

54	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

Class Y	Year Ended March 31,			Period Ended
	2023	2022	2021	March 31, 2020 [1]

Net Asset Value:
Beginning of period	$10.83	$11.17	$11.26	$10.97

Operations:
Net investment income [2]	0.29	0.13	0.17	0.06
Net realized and unrealized gains (losses) on investments and written options	(0.47)	(0.34)	(0.09)	0.29

Total from operations	(0.18)	(0.21)	0.08	0.35
Distributions from:
Net investment income	(0.30)	(0.13)	(0.17)	(0.06)

Net Asset Value
End of period	$10.35	$10.83	$11.17	$11.26

Total investment return [3]	(1.67%)	(1.91%)	0.72%	3.20%

Net assets at end of period (000’s omitted)	$91,639	$109,305	$128,449	$13,085

Ratios: [4]
Expenses	0.55%	0.55%	0.55%	0.55%
Net investment income	2.80%	1.14%	1.44%	2.19%

Portfolio turnover rate (excluding short-term securities)	56.81%	40.96%	39.29%	29.91%

[1]	The inception date of Class Y shares was January 1, 2020.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2023	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

Class S	Year Ended March 31,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$9.98	$10.04	$9.82	$9.80	$9.78

Operations:
Net investment income [1]	0.28	0.15	0.10	0.18	0.19
Net realized and unrealized gains (losses) on investments, written options and futures	(0.33)	(0.05)	0.22	0.02	0.02

Total from operations	(0.05)	0.10	0.32	0.20	0.21
Distributions from:
Net investment income	(0.29)	(0.15)	(0.10)	(0.18)	(0.19)
From net realized gains	(0.18)	(0.01)	—	—	—

Total distributions	(0.47)	(0.16)	(0.10)	(0.18)	(0.19)
Net Asset Value
End of period	$9.46	$9.98	$10.04	$9.82	$9.80

Total investment return [2]	(0.47%)	0.92%	3.32%	2.04%	2.17%

Net assets at end of period (000’s omitted)	$34,440	$135,246	$108,794	$90,273	$82,287

Ratios: [3]
Expenses (without waiver)	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (with waiver)	0.80%	—	—	—	—
Net investment income (without waiver)	2.76%	1.51%	1.05%	1.80%	1.96%
Net investment income (with waiver)	2.86%	—	—	—	—

Portfolio turnover rate (excluding short-term securities)	109.93%	63.03%	77.96%	117.52%	68.93%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 0.90% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

56	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

Class Y	Year Ended March 31, 2023 [1]

Net Asset Value:
Beginning of period	$9.97

Operations:
Net investment income [2]	0.32
Net realized and unrealized losses on investments, written options and futures	(0.32)

Total from operations	–
Distributions from:
Net investment income	(0.31)
From net realized gains	(0.18)

Total distributions	(0.49)
Net Asset Value
End of period	$9.48

Total investment return [3]	(0.11%)

Net assets at end of period (000’s omitted)	$110,243

Ratios: [4]
Expenses	0.55%
Net investment income	3.28%

Portfolio turnover rate (excluding short-term securities)	109.93%

[1]	The inception date of Class Y shares was March 31, 2022.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2023	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

Class S	Year Ended March 31,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$9.20	$9.91	$9.56	$9.69	$9.66

Operations:
Net investment income [1]	0.27	0.27	0.29	0.29	0.32
Net realized and unrealized gains (losses) on investments and futures	(0.66)	(0.71)	0.35	(0.13)	0.03

Total from operations	(0.39)	(0.44)	0.64	0.16	0.35
Distributions from:
Net investment income	(0.27)	(0.27)	(0.29)	(0.29)	(0.32)

Net Asset Value
End of period	$8.54	$9.20	$9.91	$9.56	$9.69

Total investment return [2]	(4.17%)	(4.62%)	6.73%	1.66%	3.67%

Net assets at end of period (000’s omitted)	$126,041	$185,151	$348,230	$313,296	$247,351

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.18%	2.68%	2.92%	2.95%	3.37%

Portfolio turnover rate (excluding short-term securities)	15.05%	20.78%	21.22%	14.33%	13.80%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

Class Y	Year Ended March 31, 2023	Period Ended March 31, 2022 [1]

Net Asset Value:
Beginning of period	$9.20	$10.04

Operations:
Net investment income [2]	0.30	0.24
Net realized and unrealized losses on investments and futures	(0.67)	(0.84)

Total from operations	(0.37)	(0.60)
Distributions from:
Net investment income	(0.29)	(0.24)

Net Asset Value
End of period	$8.54	$9.20

Total investment return [3]	(3.93%)	(6.06%)

Net assets at end of period (000’s omitted)	$117,115	$169,263

Ratios: [4]
Expenses	0.55%	0.55%
Net investment income	3.43%	3.57%

Portfolio turnover rate (excluding short-term securities)	15.05%	20.78%

[1]	The inception date of Class Y shares was June 1, 2021.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2023	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Year Ended March 31,

	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$9.94	$10.68	$10.37	$10.49	$10.39

Operations:
Net investment income [1]	0.27	0.27	0.30	0.30	0.32
Net realized and unrealized gains (losses) on investments and futures	(0.49)	(0.74)	0.31	(0.12)	0.10

Total from operations	(0.22)	(0.47)	0.61	0.18	0.42
Distributions from:
Net investment income	(0.27)	(0.27)	(0.30)	(0.30)	(0.32)
From net realized gains	(0.02)	—	—	—	—

Total distributions	(0.29)	(0.27)	(0.30)	—	—
Net Asset Value
End of period	$9.43	$9.94	$10.68	$10.37	$10.49

Total investment return [2]	(2.08%)	(4.56%)	5.94%	1.46%	4.15%

Net assets at end of period (000’s omitted)	$466,995	$628,164	$680,301	$642,022	$617,766

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.90%	2.50%	2.83%	2.80%	3.12%

Portfolio turnover rate (excluding short-term securities)	8.50%	20.82%	12.04%	10.05%	9.25%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

60	SIT MUTUAL FUNDS ANNUAL REPORT

[This page is intentionally left blank.]

MARCH 31, 2023	61

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2023

(1)	Organization

The Sit Mutual Funds covered by this report are Sit U.S. Government Securities Fund, Sit Quality Income Fund, Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund (each a “Fund” and collectively, the “Funds”). The Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Sit Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each Fund has 10 billion authorized shares of capital stock. Shares in the Sit U.S. Government Securities Fund have a par value of $0.01, and shares in other Funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each Fund is as follows:

Fund	Investment Objective
U.S. Government Securities Fund	High current income and safety of principal.
Quality Income Fund	High current income and safety of principal.
Tax-Free Income Fund	High current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income Fund	High current income that is exempt from federal regular income tax and
Minnesota regular personal income tax, consistent with the preservation of capital.

The U.S. Government Securities Fund, Quality Income Fund and Tax-Free Income Fund offer Class S and Class Y shares. Both classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser” or “SIA”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Options and futures contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Amortization of long-term bond premium and discount is calculated using the effective interest rate method. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

62	SIT MUTUAL FUNDS ANNUAL REPORT

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the Funds used Treasury options and futures traded on a U.S. exchange. Risks of entering into futures and options contracts include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year ended March 31, 2023, the average volume of derivative activity, calculated on a quarterly basis, was as follows:

	Average Cost	Average Premium Received	Average Notional Amount
U.S. Government Securities Fund
Purchased put options	$2,015,811	$2,800,650	$189,383,150
Written call options	252,444	136,813	26,540,000

Quality Income Fund
Purchased put options	15,268	11,538	1,547,800
Treasury futures - short	—	—	21,962,286

Tax-Free Income Fund
Treasury futures - short	—	—	116,280,596

Minnesota Tax-Free Income Fund
Treasury futures - short	—	—	160,324,357

The number of open option contracts and open futures contracts outstanding as of March 31, 2023 also serve as indicators of the volume of activity for the Funds throughout the period.

MARCH 31, 2023	63

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2023 (Continued)

Statement of Assets and Liabilities – Values of derivatives as of March 31, 2023:

	Asset Derivatives Value	Liability Derivatives Value

Interest rate risk:
U.S. Government Securities Fund
Put Options Purchased	$425,625[1]	—
Quality Income Fund
Put Options Purchased	57,688[1]	—
Treasury futures	—	$112,490[2]
Tax-Free Income Fund
Treasury futures	—	2,424,791[2]
Minnesota Tax-Free Income Fund
Treasury futures	—	3,952,448[2]

[1]	Statement of Assets and Liabilities location: Investments in Securities, at fair value.
[2]	Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation (depreciation) of futures as reported in the Schedule of Investments.

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2023:

	Amount of Realized Gain (Loss) on Derivatives [3]	Change in Unrealized Appreciation (Depreciation) on Derivatives [4]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	$3,685,940	($3,700,727)
Written call options	715,880	—
Quality Income Fund
Purchased put options	(164,501)	(18,650)
Treasury futures	2,043,109	(772,874)
Tax-Free Income Fund
Treasury futures	10,025,368	(4,155,733)
Minnesota Tax-Free Income Fund
Treasury futures	13,817,508	(5,972,059)

[3]	Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.
[4]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments and net change in unrealized appreciation (depreciation) on futures, respectively.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

64	SIT MUTUAL FUNDS ANNUAL REPORT

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2023 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the Internal Revenue Code. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At March 31, 2023, the gross unrealized appreciation (depreciation) on investments and cost of investments on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost (Proceeds) of Investments on a Tax Basis
U.S. Government Securities Fund - Investments	$574,322	($22,553,777)	($21,979,455)	$378,165,446
Quality Income Fund - Investments	294,810	(3,781,052)	(3,486,242)	146,880,629
Tax-Free Income Fund - Investments	2,015,035	(52,067,217)	(50,052,182)	279,726,101
Minnesota Tax-Free Income Fund - Investments	2,951,869	(60,883,938)	(57,932,069)	504,348,454

MARCH 31, 2023	65

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2023 (Continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains (losses) may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2023 and 2022 was as follows:

Year Ended March 31, 2023:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities Fund	$10,557,075	—	—	$10,557,075
Quality Income Fund	5,260,552	—	$1,898,896	7,159,448
Tax-Free Income Fund*	37,474	$8,984,449	—	9,021,923
Minnesota Tax-Free Income Fund*	1,213,125	14,910,072	—	16,123,197

*99.6% and 92.5% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2022:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities Fund	$4,765,649	—	—	$4,765,649
Quality Income Fund	1,945,396	—	—	1,945,396
Tax-Free Income Fund*	39,318	$10,510,585	—	10,549,903
Minnesota Tax-Free Income Fund*	18,163	17,828,095	—	17,846,258

*99.6% and 99.9% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities Fund	$41,303	—	($15,733,506)	($21,979,455)
Quality Income Fund	—	—	(4,237,154)	(3,486,242)
Tax-Free Income Fund	—	$358,649	(11,918,664)	(50,052,182)
Minnesota Tax-Free Income Fund	—	—	—	(57,932,069)

Net capital loss carryovers and late year losses, if any, as of March 31, 2023, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of March 31, 2023, were as follows:

	Unlimited Period of Net		Late Year	Accumulated
	Capital Loss Carryover		Losses	Capital and
	Short-Term	Long-Term	Deferred	Other Losses
U.S. Government Securities Fund	$4,428,330	$11,305,176	—	$15,733,506
Quality Income Fund	2,015,824	2,221,330	—	4,237,154
Tax-Free Income Fund	3,755,484	8,163,180	—	11,918,664
Minnesota Tax-Free Income Fund	—	—	$7,663,028	7,663,028

66	SIT MUTUAL FUNDS ANNUAL REPORT

For the year ended March 31, 2023, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Minnesota Tax-Free Income Fund	$1,322,405	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2023, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities Fund	$216,697,461	—	$231,984,039	$1,414,145
Quality Income Fund	101,264,010	$47,796,775	85,486,134	46,908,014
Tax-Free Income Fund	—	38,334,437	—	117,897,461
Minnesota Tax-Free Income Fund	—	41,628,008	—	174,045,538

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc., under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. In addition, the Funds have entered into separate supervision and administration agreements with SIA. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fees charged to each Fund by SIA are based on the average daily net assets of the Funds at the annual rate of:

MARCH 31, 2023	67

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2023 (Continued)

	Advisory Fees	Supervisory and Administrative Fees	Total Management Fees
U.S. Government Securities Fund Class S	0.20%	0.60%	0.80%
U.S. Government Securities Fund Class Y	0.20%	0.35%	0.55%
Quality Income Fund Class S1	0.20%	0.60%	0.80%
Quality Income Fund Class Y [2]	0.20%	0.35%	0.55%
Tax-Free Income Fund Class S	0.20%	0.60%	0.80%
Tax-Free Income Fund Class Y	0.20%	0.35%	0.55%
Minnesota Tax-Free Income Fund	0.20%	0.60%	0.80%

[1]	Effective April 1, 2022, the advisory fee for Sit Quality Income Fund was voluntarily reduced from 0.30% to 0.20%; the fees presented reflect the fees net of the Adviser’s voluntary fee waiver.
[2]

Sit Quality Income Fund Class Y shares were first issued on March 31, 2022, and therefore the fees presented reflect the fees provided for in the Investment Management Agreement and Supervision and Administration Agreement.

Transactions with affiliates

The Adviser, affiliates of the Adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2023:

	Shares	% Shares Outstanding
U.S. Government Securities Fund Class S	203,809	0.8
U.S. Government Securities Fund Class Y	1,144,537	12.9
Quality Income Fund Class S	664,762	18.3
Quality Income Fund Class Y	10,738,057	92.3
Tax-Free Income Fund Class S	407,606	2.8
Tax-Free Income Fund Class Y	547,379	4.0
Minnesota Tax-Free Income Fund	1,906,284	3.8

(5)	Credit Facility

The Funds, together with the 10 equity Sit Mutual Funds managed by SIA, are borrowers in a $20 million credit facility (Credit Facility) maturing November 28, 2023. The Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Under the terms of the Credit Facility, each Fund shall pay interest charged on any borrowings made by the Fund. During the year ended March 31, 2023, the Funds did not use the Credit Facility.

68	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Sit U.S. Government Securities Fund and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a Series of Sit Mutual Funds II, Inc.) (collectively, the Funds), including the schedules of investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

Minneapolis, Minnesota

May 18, 2023

MARCH 31, 2023	69

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2022 to March 31, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22- 3/31/23)*

U.S. Government Securities Fund
Actual
Class S	$1,000	$1,015.70	$4.02
Class Y	$1,000	$1,017.00	$2.77
Hypothetical
Class S	$1,000	$1,020.94	$4.03
Class Y	$1,000	$1,022.19	$2.77

Quality Income Fund
Actual
Class S	$1,000	$1,016.10	$4.02
Class Y	$1,000	$1,016.40	$2.76
Hypothetical
Class S	$1,000	$1,020.94	$4.03
Class Y	$1,000	$1,022.19	$2.77

Tax-Free Income Fund
Actual
Class S	$1,000	$1,048.50	$4.09
Class Y	$1,000	$1,049.80	$2.81
Hypothetical
Class S	$1,000	$1,020.94	$4.03
Class Y	$1,000	$1,022.19	$2.77

Minnesota Tax-Free Income Fund
Actual	$1,000	$1,061.40	$4.11
Hypothetical	$1,000	$1,020.94	$4.03

*

Expenses are equal to the Funds’ annualized expense ratios of 0.80% for the U.S. Government Securities, Class S, Tax-Free Income, Class S, and Minnesota Tax- Free Funds; 0.55% for the U.S. Government Securities, Class Y, Quality Income, Class Y, and Tax-Free Income, Class Y Funds; and 0.90% for the Quality Income, Class S Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

70	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period of April 1, 2022 to March 31, 2023 is as follows:

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

For the year ended March 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

Quality Income Fund designated $1,898,896 as long-term capital gain dividends during the year ended March 31, 2023. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

For the year ended March 31, 2023, 99.6% and 92.5% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2023	71

INFORMATION ABOUT DIRECTORS AND OFFICERS

The Sit Mutual Funds are a family of no-load mutual funds. The bond Funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Quality Income Fund (the “Funds” or individually, a “Fund”). The stock funds within the Sit Mutual Fund family are described in a separate Annual Report. The Sit U.S. Government Securities Fund and the corporate issuer of the Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund and Sit Quality Income Fund each have a Board of Directors (together, the “Boards”) and officers. Pursuant to Minnesota law, the Boards are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-today operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The bond Funds’ Statement of Additional Information has additional information about the directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
INTERESTED DIRECTOR:
Roger J. Sit (2) Age: 61 Chairman and President	Chairman since 10/2008; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SFI”); Chairman of SIA Securities Corp. (the “Distributor”).	14	The Huntington National Bank.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 87 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 89 Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 82 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 74 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present.	14	None.
Barry N. Winslow Age: 75 Director	Director since 2010 or the Fund’s inception, if later.	Board member, TCF Financial Corporation, July 2014 to July 2019.	14	None.

72	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 59 Vice President – Investments	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SFI.	N/A	N/A
Kelly K. Boston Age: 54 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 56 Vice President - Investments	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SFI.	N/A	N/A
Paul J. Jungquist Age: 61 Vice President - Investments	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SFI.	N/A	N/A
Paul E. Rasmussen Age: 62 Vice President, Treasurer, Secretary & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SFI; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 56 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SFI; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Funds’ investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2023	73

ADDITIONAL INFORMATION

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULES OF INVESTMENTS

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet requests to redeem its shares without significant dilution of remaining investors’ interest in the fund (“Liquidity Risk”).

At their joint meeting held on October 24, 2022, the Boards of Directors (the “Boards”) of the Sit Mutual Funds (each a “Fund and together, the “Funds”) reviewed the Funds’ liquidity risk management program (the “Program”) pursuant to the Liquidity Rule. In connection with this review, Sit Investment Associates, Inc. (“SIA”), the investment adviser to the Funds and administrator of the Program, provided the Boards with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation during the prior year (the “Report”).

The Report described SIA’s liquidity classification methodology with respect to the Funds and noted SIA’s determination that a Highly Liquid Investment Minimum was not currently necessary for any Fund. The Report also summarized factors considered by SIA in assessing, managing, and periodically reviewing each Fund’s Liquidity Risk and the effectiveness of the Program with respect to each Fund. Such information and factors included, among other things: (i) evaluations of each Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions; (ii) SIA’s determination that each Fund’s strategy remained appropriate for an open-end mutual fund; (iii) analyses of the Funds’ short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions, taking into account each Fund’s historical net redemption activity, shareholder ownership concentration, distribution channels and reasonably anticipated trading size; (iv) analyses of each Fund’s holdings of cash and cash equivalents, available borrowing arrangements, if any, and other funding sources; (v) that each Fund held primarily highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (vi) that no Fund held more than 3% of its net assets in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during normal market conditions; (vii) confirmation that each Fund had complied with the requirements of the Program; and (viii) that the Program had operated adequately and SIA recommended no changes to the Program at that time.

Based on the review, the Report concluded that the Program was operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding a Fund’s exposure to Liquidity Risk and other risks to which it may be subject.

74	SIT MUTUAL FUNDS ANNUAL REPORT

BOARD RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 24, 2022, the Boards of Directors (the “Boards”) of the Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, Sit Quality Income Fund and Sit U.S. Government Securities Fund, Inc. (each a “Fund” and collectively, the “Funds”) unanimously approved the continuation for another one-year period of the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and each of Sit Mutual Funds II, Inc., dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc., dated November 1, 1992 (collectively, the “Agreements”).

In advance of the October 24, 2022 meeting, the Boards requested and received materials from SIA to assist them in considering the re-approval of the Agreements. The Boards, including all of the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “non-interested Directors”), approved the Agreements after discussion and consideration of various factors relating to both the Boards’ selection of SIA as the Funds’ investment adviser and the Boards’ approval of the fees to be paid under the Agreements. In evaluating the Agreements, the Directors relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of SIA and its services and personnel. The Directors did not consider any single factor as controlling in determining whether to approve the Agreements, and the items described herein are not all-encompassing of the matters considered by the Directors.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors noted that their criteria were similar to those used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors in assessing the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, the Directors noted that SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that seeks to identify pricing anomalies in the market and manage portfolio duration.

With respect to fixed income securities, the Directors considered that SIA seeks securities with a special emphasis on interest income and significant stability of principal value. They noted that SIA’s investment style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors also noted that each Fund’s objective is to seek high current income. The Directors reviewed each Fund’s portfolio characteristics and noted that SIA has consistently managed the Fund in accordance with its investment objective. The Directors noted that, because the Funds emphasize interest income, they may at times not rank highly in total return comparisons with funds that pursue different investment objectives.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the Directors considered that the SIA’s portfolio managers are responsible for implementing the strategy set forth in SIA’s duration targets and interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff, noting that SIA has over 30 investment professionals. Given the investment products offered by SIA and SIA’s amount of assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in its number of clients and assets under management for the near future. The Directors concluded that the depth of SIA’s investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of an investment firm with over $15.3 billion in assets under management working for the benefit of the Funds’ shareholders. The Directors concluded that SIA has substantial resources to provide services to the Funds and that SIA’s services had been acceptable.

MARCH 31, 2023	75

ADDITIONAL INFORMATION (Continued)

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values and commitment to operate under the highest ethical and professional standards. They considered that SIA’s culture is set and practiced by senior management of SIA who insist that all SIA professionals exhibit honesty and integrity. The Directors noted that SIA’s values are evident in the services it provides to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds, and the specific terms of the Agreements, including the following:

Investment Performance. The Directors reviewed the investment performance of each Fund for the 3-month, 6-month, 1-year, 3-year, 5-year, 10-year (as applicable) and since inception periods ended September 30, 2022, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except for supervisory and administrative fees paid to SIA pursuant to Supervision and Administration Agreements, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors considered fees paid in prior years and the fees to be paid under the Agreements and Supervision and Administration Agreements.

The Directors compared each Fund’s expense ratio to (i) the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. (“Morningstar”) investment category, (ii) the average expense ratio for load funds within the Fund’s Morningstar category, and (iii) the average expense ratio for all funds within the Fund’s Morningstar category. The Directors also compared each Fund’s management fees to (i) the average and median actual management fees of no-load mutual funds within the same Morningstar investment category, (ii) the average actual management fees for load funds within the Fund’s Morningstar category, and (iii) the average actual management fees for all funds within the Fund’s Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that, given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, a graduated fee structure for each Fund was unnecessary at the time because the fees to be paid under the current Agreements were reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to its management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate and that SIA’s profit margin with respect to the management of the Funds was acceptable.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA and its affiliates and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other clients of SIA and its affiliates were appropriate and reasonable.

76	SIT MUTUAL FUNDS ANNUAL REPORT

The Directors discussed the extent to which SIA receives ancillary benefits from its relationship with the Funds, such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Boards concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms, are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders), including pursuant to the Supervision and Administration Agreements applicable to the Funds, and the quality and depth of SIA’s non-investment personnel who provide such services. The Directors concluded that the level of such services and the quality and depth of such personnel are acceptable and consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds and concluded that both are acceptable and consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors, including the non-interested Directors by separate vote, determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

MARCH 31, 2023	77

[This page is intentionally left blank.]

78	SIT MUTUAL FUNDS ANNUAL REPORT

[This page is intentionally left blank.]

MARCH 31, 2023	79

[This page is intentionally left blank.]

80	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report March 31, 2023

INVESTMENT ADVISER

Sit Investment Associates, Inc.

80 S. Eighth Street

Suite 3300

Minneapolis, MN 55402

CUSTODIAN

The Bank Of New York Mellon

111 Sanders Creek Parkway

Syracuse, NY 13057

TRANSFER AGENT AND

DISBURSING AGENT

Sit Mutual Funds

Attention: 534459

500 Ross Street, 154-0520

Pittsburgh, PA 15262

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Minneapolis, MN GENERAL COUNSEL Faegre Drinker Biddle & Reath LLP Minneapolis, MN

Sit Mutual Funds 1-800-332-5580 www.sitfunds.com

SIT BOND 3-2023

Item 2:    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:    Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:    Principal Accountant Fees and Services.

(a)   –   (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2023				2022

		Audit				Audit

	Audit	Related	Tax	Other	Audit	Related	Tax	Other

	Fees (a)	Fees (b)	Fees(c)	Fees (d)	Fees (a)	Fees (b)	Fees (c)	Fees (d)
Fiscal year ended March 31
Sit Mutual Funds II, Inc.
Sit Tax-Free Income Fund (series A)	$37,000	$0	$6,825	$0	$35,200	$0	$6,500	$0
Sit Minnesota Tax-Free Income Fund (series B)	$35,600	$0	$6,825	$0	$33,900	$0	$6,500	$0
Sit Quality Income Fund (Series E)	$22,400	$0	$6,825	$0	$21,400	$0	$6,500	$0
Total Mutual Funds II, Inc.	$95,000	$0	$20,475	$0	$90,500	$0	$19,500	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)     No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)     The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0 respectively.

(h)     The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of

Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:    Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:    Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:    Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.    Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:    Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:    Exhibits:

(a)     The following exhibits are attached to this Form N-CSR:

(2)     A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)(certification required by Section  302 of the Sarbanes-Oxley Act of 2002).

(b)     Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds II, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul E. Rasmussen
By (Signature and Title)
Paul E. Rasmussen
Vice President, Treasurer

Date May 23, 2023

/s/ Roger J. Sit
By (Signature and Title)
Roger J. Sit
Chairman
Date May 23, 2023